                                                             File Nos. 333-20621
                                                                       811-08031


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
--------------------------------------------------------------------------------


                                 FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

       Pre-Effective Amendment No.   __                                  [ ]


       Post-Effective Amendment No.  4                                   [X]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

       Amendment No.  6                                                  [X]


--------------------------------------------------------------------------------
                       SELIGMAN VALUE FUND SERIES, INC.
              (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------

                                100 PARK AVENUE
                           NEW YORK, NEW YORK  10017
                   (Address of principal executive offices)

   Registrant's Telephone Number:  212-850-1864 or Toll Free:  800-221-2450
--------------------------------------------------------------------------------

                       SELIGMAN VALUE FUND SERIES, INC.
              (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------

                                100 PARK AVENUE
                           NEW YORK, NEW YORK  10017
                   (Address of principal executive offices)

Registrant's Telephone Number:  212-850-1864 or Toll Free:  800-221-2450
--------------------------------------------------------------------------------

                          THOMAS G. ROSE, Treasurer,
                                100 Park Avenue
                           New York, New York  10017
                    (Name and address of agent for service)
--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):


[X] upon filing pursuant to paragraph (b)   [ ] on (date) pursuant to
                                                paragraph (a)(1)

[ ] on (date) pursuant to paragraph (b)     [ ] 75 days after filing pursuant to
                                                paragraph (a)(2) of rule 485

[ ] 60 days after filing pursuant to        [ ] on (date) pursuant to paragraph
    paragraph (a)(1)                            (a)(2) of rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant elects to register an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). A Rule 24f-2 Notice for Registrant's current fiscal year will be filed with the commission on March 27, 1998.

                       SELIGMAN VALUE FUND SERIES, INC.
                        POST-EFFECTIVE AMENDMENT NO. 4
                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)
                            -----------------------


Part A of Form N-1A
---------------------
Item No.                    Location in Prospectus
---------------------       ----------------------

1. Cover Page               Cover Page

2. Synopsis                 Summary of Series Expenses

3. Condensed Financial
    Information             Financial Highlights

4. General Description of
    Registrant              Cover Page; Organization and Capitalization

5. Management of the Fund   Management Services

5a.Manager's Discussion of
    Fund Performance        Performance

6. Capital Stock and Other
    Securities              Organization and Capitalization

7. Purchase of Securities
    Being Offered           Alternative Distribution System; Purchase of
                            Shares; Administration, Shareholder Services and Distribution Plans

8. Redemption or
    Repurchase              Telephone Transactions; Redemption of Shares;
                            Exchange Privilege

9. Pending Legal
    Proceedings             Not Applicable



Part B of Form N-1A
-------------------
Item No.                                       Location in Statement of Additional Information
--------                                       -----------------------------------------------
10.    Cover Page                              Cover Page

11.    Table of Contents                       Table of Contents

12.    General Information and History         General Information; Appendix B

13.    Investment Objectives and Policies      Investment Objectives, Policies And Risks; Investment Limitations

14.    Management of the Registrant            Management and Expenses

15.    Control Persons and Principal           Directors and Officers
       Holders of Securities

16.    Investment Advisory and Other Services  Management and Expenses; Distribution Services

17.    Brokerage Allocation                    Portfolio Transactions

18.    Capital Stock and Other Securities      General Information

19.    Purchase, Redemption and Pricing        Purchase and Redemption of Series Shares; Valuation
       of Securities being Offered

20.    Tax Status                              Federal Income Taxes (Prospectus)

21.    Underwriter                             Distribution Services

22.    Calculation of Performance Data         Performance

23.    Financial Statements                    Financial Statements

            SELIGMAN
--------------------                    [GRAPHIC APPEARS HERE]
          VALUE FUND
        SERIES, INC.



                                                PROSPECTUS

                                                MAY 1, 1998

                                                SELIGMAN
                                                LARGE-CAP
                                                VALUE FUND

                                                SELIGMAN
                                                SMALL-CAP
                                                VALUE FUND

                                                ----------

                                                     A
                                                  Capital
                                                Appreciation
                                                    Fund


                                       [LOGO OF J. & W. SELIGMAN, & CO.
                                                 APPEARS HERE]

Table of Contents

Summary of Series Expenses............................  2
Financial Highlights..................................  4
The Portfolio Managers' Historical Performance........  6
Alternative Distribution System.......................  8
Investment Objectives, Policies and Risks............. 10
Management Services................................... 13
Purchase of Shares.................................... 15
Telephone Transactions................................ 22
Redemption of Shares.................................. 23
Administration, Shareholder Services
 and Distribution Plans............................... 25
Exchange Privilege.................................... 27
Further Information about
 Transactions in the Series........................... 28
Dividends and Capital Gain Distributions.............. 29
Federal Income Taxes.................................. 30
Shareholder Information............................... 31
Advertising a Series' Performance..................... 33
Organized and Capitalization.......................... 34

TIMES CHANGE ... VALUES ENDURE

                       Seligman Value Fund Series, Inc.

                         Seligman Large-Cap Value Fund

                         Seligman Small-Cap Value Fund

                  100 Park Avenue . New York, New York 10017
                    New York City Telephone: (212) 850-1864

                   Toll-Free Telephone: (800) 221-2450
     For Retirement Plan Information--Toll-Free Telephone: (800) 445-1777
                                                                    May 1, 1998

  SELIGMAN LARGE-CAP VALUE FUND (the "Large-Cap Value Fund") seeks long-term capital appreciation. The Large-Cap Value Fund seeks to achieve this objective by investing primarily in equity securities of companies with large market capitalizations deemed to be "value" companies by the investment manager.

  SELIGMAN SMALL-CAP VALUE FUND (the "Small-Cap Value Fund") seeks long-term capital appreciation. The Small-Cap Value Fund seeks to achieve this objective by investing primarily in equity securities of companies with small market capitalizations deemed to be "value" companies by the investment manager.

  The Large-Cap Value Fund and the Small-Cap Value Fund (each, individually, a "Series") are each a separate series of Seligman Value Fund Series, Inc. (the "Fund"), an open-end, diversified management investment company. The Fund may offer additional series in the future. For a description of each Series' in-vestment objective and policies, including the risk factors associated with an investment in the Fund, see "Investment Objectives, Policies and Risks." There can be no assurance that a Series' investment objective will be achieved.

  Investment advisory and management services are provided to the Fund by
J. & W. Seligman & Co. Incorporated (the "Manager"). The Fund's distributor is Seligman Financial Services, Inc.

  Each Series offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent de-ferred sales load ("CDSL") of 1% on redemptions within eighteen months of pur-chase. Class B shares are sold without an initial sales load but are subject to a CDSL of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distri-bution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or gain distributions received from any class of shares. See "Alternative Distribution System." Shares of the Fund may be pur-chased through any authorized investment dealer.

  This Prospectus sets forth concisely the information a prospective investor should know about the Fund and the Series before investing. Please read it carefully before you invest and keep it for future reference. Additional in-formation about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Addi-tional Information is available upon request without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

 SHARES IN  THE FUND  ARE NOT DEPOSITS  OR OBLIGATIONS  OF, OR  GUARANTEED OR
   ENDORSED BY,  ANY BANK,  AND  SHARES ARE  NOT  FEDERALLY INSURED  BY  THE
    FEDERAL DEPOSIT  INSURANCE CORPORATION,  THE FEDERAL RESERVE  BOARD OR
      ANY OTHER AGENCY.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES  COMMISSION NOR HAS THE
    SECURITIES AND  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED  UPON THE  ACCURACY  OR ADEQUACY  OF  THIS PROSPECTUS.  ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          SUMMARY OF SERIES EXPENSES
  The purpose of the following tables is to assist investors in understanding the various costs and expenses which shareholders of each Series bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are avail-able in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are sub-ject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of purchase, respectively. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. Each Series' Administration, Shareholder Services and Distribution Plan, to which the caption "12b-1 Fees" relates, is discussed under "Adminis-tration, Shareholder Services and Distribution Plans" herein.
                             LARGE-CAP VALUE FUND

                               CLASS A            CLASS B           CLASS D
                         ------------------- ----------------- -----------------
SHAREHOLDER TRANSACTION    (INITIAL SALES     (DEFERRED SALES   (DEFERRED SALES
EXPENSES                  LOAD ALTERNATIVE)  LOAD ALTERNATIVE) LOAD ALTERNATIVE)
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......        4.75%              None              None
 Sales Load on
  Reinvested Dividends..        None               None              None
 Deferred Sales Load (as
  a percentage of
  original purchase
  price
  or redemption
  proceeds, whichever is
  lower)................   None; except 1%    5% in 1st year   1% in first year
                         in first 18 months   4% in 2nd year    None thereafter
                             if initial        3% in 3rd and
                           sales load was        4th years
                         waived in full due   2% in 5th year
                         to size of purchase  1% in 6th year
                                              None thereafter
 Redemption Fees........        None               None              None
 Exchange Fees..........        None               None              None
ANNUALIZED SERIES
OPERATING EXPENSES*
 (AS A PERCENTAGE OF
AVERAGE NET ASSETS)            CLASS A            CLASS B           CLASS D
                         -------------------  ---------------  ----------------
 Management Fees (after
  waiver)...............         .20%               .20%              .20%
 12b-1 Fees.............         .22%              1.00%**           1.00%**
 Other Expenses.........        1.05%              1.05%             1.05%
                                ----               ----              ----
 Total Operating
  Expenses..............        1.47%              2.25%             2.25%
                                ====               ====              ====

  The expense table and the example below for the Large-Cap Value Fund reflect a voluntary undertaking by the Manager to waive a portion of its management fee such that total operating expenses, excluding 12b-1 fees, will not exceed annualized rates of 1.25% of the average net assets of Class A, Class B, and Class D shares. In the absence of this undertaking, annualized management fees and "Total Operating Expenses" for the period ended December 31, 1997 would have been .80% and 2.07%, .80% and 2.85%, and .80% and 2.85% for Class A,
Class B, and Class D shares, respectively. There is no guarantee that is un-dertaking will continue past the end of the current fiscal period.

EXAMPLE
                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
An investor would pay the following
 expenses on a $1,000 investment,
 assuming
 (1) 5% annual return and (2)
 redemption at the end of each time
 period:............................. Class A   $62    $ 92    $124    $ 215
                                      Class B+   73     100     140      239
                                      Class D    33      70     120      258
An investor would pay the following
 expenses on the same investment,
 assuming
 no redemption....................... Class A   $62    $ 92    $124    $ 215
                                      Class B+   23      70     120      239
                                      Class D    23      70     120      258

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% AN-NUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.
* Based on annualized expenses for the period ended December 31, 1997.
** Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Deal-ers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
+ The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.

                             SMALL-CAP VALUE FUND

                               CLASS A            CLASS B           CLASS D
                         ------------------- ----------------- -----------------
SHAREHOLDER TRANSACTION    (INITIAL SALES     (DEFERRED SALES   (DEFERRED SALES
EXPENSES                  LOAD ALTERNATIVE)  LOAD ALTERNATIVE) LOAD ALTERNATIVE)
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage
  of offering price)....        4.75%              None              None
 Sales Load on
  Reinvested Dividends .        None               None              None
 Deferred Sales Load (as
  a percentage of
  original purchase
  price
  or redemption
  proceeds, whichever is
  lower)................   None; except 1%    5% in 1st year   1% in first year
                         in first 18 months   4% in 2nd year    None thereafter
                             if initial        3% in 3rd and
                           sales load was        4th years
                         waived in full due   2% in 5th year
                         to size of purchase  1% in 6th year
                                              None thereafter
 Redemption Fees........        None               None              None
 Exchange Fees..........        None               None              None
ANNUALIZED SERIES
OPERATING EXPENSES*
 (AS A PERCENTAGE OF
AVERAGE NET ASSETS)            CLASS A            CLASS B           CLASS D
                         -------------------  ---------------  ----------------
 Management Fees........        1.00%              1.00%             1.00%
 12b-1 Fees.............         .24%              1.00%**           1.00%**
 Other Expenses.........         .63%               .63%              .63%
                                ----               ----              ----
 Total Operating
  Expenses..............        1.87%              2.63%             2.63%
                                ====               ====              ====

EXAMPLE
                                                                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                                           ------ ------- ------- --------
An investor would pay the following expenses on a $1,000
 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time
 period.........................................................  Class A   $66    $103    $144     $256
                                                                  Class B+   77     112     160      278
                                                                  Class D    37      82     140      296
An investor would pay the following expenses on the same
 investment, assuming
 no redemption..................................................  Class A   $66    $103    $144     $256
                                                                  Class B+   27      82     140      278
                                                                  Class D    27      82     140      296

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% AN-NUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.

* Based on annualized expenses for the current fiscal period ended December 31, 1997.
** Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Deal-ers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
+ The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.

                             FINANCIAL HIGHLIGHTS

  The financial highlights for each Series' Class A, Class B, and Class D shares for the period presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the finan-cial and accounting records of the Fund, should be read in conjunction with the financial statements and notes contained in the Series' December 31, 1997 Annual Reports, which are incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained free of charge from the Fund at the telephone numbers or address provided on the cover page of this Prospectus.

  "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per share basis, from the beginning net asset value to the ending net asset value so that they can understand the ef-fect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by con-verting the actual dollar amounts incurred for each term, as disclosed in the financial statements, to their equivalent per share amount.

  "Total return based on net asset value" measures each Class's performance assuming that investors purchased shares of the Class at the net asset value as of the beginning of the period, invested dividends and capital gains at net asset value and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of any Class. Total returns for periods of less than one year are not annualized.

  "Average commission rate paid" represents the average commissions paid by a Series to purchase or sell securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

                             LARGE-CAP VALUE FUND

                                CLASS A           CLASS B           CLASS D
                           ----------------- ----------------- -----------------
                            APRIL 25, 1997*   APRIL 25, 1997*   APRIL 25, 1997*
                                  TO                TO                TO
                           DECEMBER 31, 1997 DECEMBER 31, 1997 DECEMBER 31, 1997
                           ----------------- ----------------- -----------------
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period..........        $7.14             $7.14             $7.14
                                 -----             -----             -----
Net investment income
 (loss)**................          .03              (.01)             (.01)
Net realized and
 unrealized investment
 gain....................         2.06              2.04              2.04
                                 -----             -----             -----
Increase from investment
 operations..............         2.09              2.03              2.03
Dividend paid............         (.01)              --                --
Distributions from net
 gain realized...........         (.13)             (.13)            (.13)
                                 -----             -----             -----
Net increase in net asset
 value...................         1.95              1.90              1.90
                                 -----             -----             -----
Net asset value, end of
 period..................        $9.09             $9.04             $9.04
                                 =====             =====             =====
TOTAL RETURN BASED ON NET
 ASSET VALUE:                    29.28%            28.46%            28.46%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
 assets..................         1.47%+            2.25%+            2.25%+
Net investment income
 (loss) to average net
 assets..................          .58%+           (.20)%+           (.20)%+
Portfolio turnover.......        38.74%            38.74%            38.74%
Average commission rate
 paid....................         $.0590            $.0590            $.0590
Net assets, end of period
 (000s omitted)..........        $23,699           $16,930           $10,358
Without management fee
 waiver:**
Net investment loss per
 share...................        $  --             $(.05)            $(.05)
Ratios:
Expenses to average net
 assets..................         2.07%+            2.85%+            2.85%+
Net investment loss to
 average net assets......        (.02)%+           (.80)%+           (.80)%+

--------
 * Commencement of operations.
** The Manager, at its discretion, waived a portion of its fees for the period presented.
 + Annualized.

                              SMALL-CAP VALUE FUND

                                CLASS A           CLASS B           CLASS D
                           ----------------- ----------------- -----------------
                               APRIL 25,         APRIL 25,         APRIL 25,
                               1997* TO          1997* TO          1997* TO
                           DECEMBER 31, 1997 DECEMBER 31, 1997 DECEMBER 31, 1997
                           ----------------- ----------------- -----------------
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period..........        $7.14             $7.14             $7.14
                                ------            ------            ------
Net investment loss......         (.07)             (.11)             (.11)
Net realized and
 unrealized investment
 gain....................         2.67              2.67              2.67
                                ------            ------            ------
Increase from investment
 operations..............         2.60              2.56              2.56
Distributions from net
 gain realized...........         (.01)             (.01)             (.01)
                                ------            ------            ------
Net increase in net asset
 value...................         2.59              2.55              2.55
                                ------            ------            ------
Net asset value, end of
 period..................        $9.73             $9.69             $9.69
                                ======            ======            ======
TOTAL RETURN BASED ON NET
 ASSET VALUE:                    36.38%            35.82%            35.82%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
 assets..................         1.87%+            2.63%+            2.63%+
Net investment loss to
 average net assets......       (1.12)%+          (1.88)%+          (1.88)%+
Portfolio turnover.......        15.91%            15.91%            15.91%
Average commission rate
 paid....................        $.0571            $.0571            $.0571
Net assets, end of period
 (000s omitted)..........       $87,510           $88,330           $63,360

--------
 * Commencement of operations.
 + Annualized.

              THE PORTFOLIO MANAGERS' HISTORICAL PERFORMANCE

  PERFORMANCE OF THE LARGE-CAP VALUE FUND

  The Large-Cap Value Fund commenced investment operations on April 25, 1997. The data presented below illustrates comparative performance between the Large-Cap Value Fund, the Russell 1000 Index, and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

                                 TOTAL RETURNS

           CLASS A                CLASS B         CLASS D
  ------------------------------------------- ---------------
      WITH         WITHOUT    WITH 5% WITHOUT WITH 1% WITHOUT  RUSSELL    S&P
  SALES CHARGE   SALES CHARGE  CDSL    CDSL    CDSL    CDSL   1000 INDEX  500
  ------------   ------------ ------- ------- ------- ------- ---------- ------
     39.06%         46.07%    39.94%  44.94%  43.94%  44.94%    40.71%   39.66%

  The total return figures for the Large-Cap Value Fund are for the period April 25, 1997 through March 31, 1998. They reflect all changes in price per share and assume the investment of dividend and capital gain distributions. Class A returns are calculated with and without the effect of the initial 4.75% maximum sales charge. Class B returns are calculated with and without the effect of the maximum 5% CDSL, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Class D returns are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. See "Purchase of Shares--Contingent Deferred Sales Load." The rates of return will vary and the principal value of an investment will fluctuate. Shares, if re-deemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  The Russell 1000 Index and the S&P 500 are unmanaged benchmarks that assume investment of dividends, and do not reflect fees and sales charges. The Rus-sell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 measures the performance of the 500 largest U.S. companies based on market capitalization. Investors can-not invest directly in an index. The total return figures provided for these indices are for the period May 1, 1997 through March 31, 1998.

  THE PORTFOLIO MANAGERS' PERFORMANCE FOR OTHER LARGE-CAP VALUE ACCOUNTS

  The performance results presented below are for a composite representing large-cap value institutional private accounts managed by Neil T. Eigen, Portfolio Manager, and Richard S. Rosen, Co-Portfolio Manager, of the Large-Cap Value Fund, including accounts that they managed while employed at their previous employer (the "Composite"). The Composite does not include all private accounts managed by Messrs. Eigen and Rosen while at their previous employer; however, the Manager believes that the exclusion of such accounts does not materially affect the performance shown or otherwise cause the performance to be misleading. All accounts included in the Composite were managed with investment objectives, policies, and strategies substantially similar to those of the Large-Cap Value Fund. Messrs. Eigen and Rosen were employed at their previous employer through December 31, 1996 and performance figures presented for periods prior thereto represent results achieved while at that employer. Additionally, calculations of certain "average annual total returns" and the "annual rate of return" for the year ended March 31, 1997 combine the performance achieved by Messrs. Eigen and Rosen while at their previous employer with their performance while at the Manager.


        ANNUAL RATES OF RETURN

   YEAR
   ENDED                                 S&P
 MARCH 31,                    COMPOSITE  500
 ---------                    --------- -----
  1993.......................   14.44%  15.23%
  1994.......................    3.46    1.47
  1995.......................   18.95   15.57
  1996.......................   31.56   32.10
  1997.......................   21.86   19.82
  1998.......................   49.87   48.00


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL}

       AVERAGE ANNUAL TOTAL RETURNS

              Composite       S&P 500
              ---------       -------
1 Year          49.87%         48.00%
3 Years         33.94%         32.82%
5 Years         24.21%         22.40%
6 Years         22.53%         21.17%

  Annualized through March 31, 1998

  The performance of the Composite does not represent historical performance of the Large-Cap Value Fund (which does not yet have a long-term performance record) and should not be interpreted as a substitute for the Large-Cap Value Fund's performance, or as an indication of the Large-Cap Value Fund's perfor-mance, or as an indication of the Large-Cap Value Fund's future performance.

  Private accounts, which comprise the Composite, are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 ("1940 Act") and Internal Reve-nue Code of 1986, as amended (the "Code") which, if applicable, may have ad-versely affected the performance results presented above.

  The performance presented for the Composite is net of actual expenses (ex-cept for custody fees) and net of the highest management fee rate that could have been assessed on the accounts that comprise the Composite and assumes the investment of dividends and capital gains, if any. The performance of the Com-posite does not reflect the operating expenses of the Large-Cap Value Fund or any applicable sales loads. If such expenses and sales loads were reflected, performance would have been lower. The Large-Cap Value Fund's fees and ex-penses will be greater than those charged on the Composite. The method for calculating the performance of the Composite differs from the method mandated by the Securities and Exchange Commission for calculating the Large-Cap Value Fund's performance. If the same method had been used, the Composite's perfor-mance results would have been different.

  PERFORMANCE OF THE SMALL-CAP VALUE FUND

  The Small-Cap Value Fund commenced investment operations on April 25, 1997. The data presented below illustrates comparative performance between the Small-Cap Value Fund and the Russell 2000 Index.

                                 TOTAL RETURNS

           CLASS A                CLASS B         CLASS D
  ------------------------------------------- ---------------
      WITH         WITHOUT    WITH 5% WITHOUT WITH 1% WITHOUT  RUSSELL
  SALES CHARGE   SALES CHARGE  CDSL    CDSL    CDSL    CDSL   2000 INDEX
  ------------   ------------ ------- ------- ------- ------- ----------
     36.50%         43.38%    37.40%  42.40%  41.54%  42.54%    41.62%

  The total return figures for the Small-Cap Value Fund are for the period April 25, 1997 through March 31, 1998. They reflect all changes in price per share and assume the investment of dividend and capital gain distributions. Class A returns are calculated with and without the effect of the initial 4.75% maximum sales charge. Class B returns are calculated with and without the effect of the maximum 5% CDSL, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Class D returns are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. See "Purchase of Shares--Contingent Deferred Sales Load." The rates of return will vary and the principal value of an investment will fluctuate. Shares, if re-deemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  The Russell 2000 Index is an unmanaged benchmark that assumes investment of dividends, and does not reflect fees and sales charges. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. com-panies based on total market capitalization. Investors cannot invest directly in an index. The total return figure provided for this index is for the period May 1, 1997 through March 31, 1998.

ALTERNATIVE DISTRIBUTION SYSTEM

  Each Series offers three classes of shares. Class A shares are sold to in-vestors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to in-vestors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their partic-ular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing fees, as discussed below, or to have the entire initial purchase price invested in a Series with the investment thereafter be-ing subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.

  Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the ini-tial sales load and lower ongoing fee of Class A shares. This consideration must be weighed against the fact the amount invested in a Series will be re-duced by the initial sales load on Class A shares deducted at the time of pur-chase. Furthermore, the higher distribution fees on Class B and Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares. Investors who qualify for reduced ini-tial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived be-cause the amount of Class A shares purchased reached $1,000,000 or more. In addition, Class B shares will be converted automatically to Class A shares af-ter a period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of divi-dends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

  Alternatively, some investors might choose to have all of their funds in-vested initially in Class B or Class D shares, although remaining subject to a higher continuing distribution fee and, for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for re-duced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, other expenses charged to each class, fluctuations in net asset value or the effect of the return on the in-vestment over this period of time.

  Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be pay-able on a purchase of the same amount of Class A or Class D shares, particu-larly if the Class B shares are redeemed shortly after purchase or if the in-vestor qualifies for a reduced sales load on the Class A shares.

  Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribu-tion fees with respect to Class B and Class D shares in that the sales loads and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Series.

  Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares after eight years, which are subject to lower ongoing fees.

  The three classes of shares of a Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, po-tentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses of each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

  The Directors of the Fund believe that no conflict of interest currently ex-ists between the Class A, Class B and Class D shares of each Series. On an on-going basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and Maryland law, will seek to ensure that no such conflict aris-es. For this purpose, the Directors will monitor the Fund for the existence of any material conflict among the classes and will take such action as is rea-sonably necessary to eliminate any such conflicts that may develop.

  DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongo-ing fees resulting from the conversion to Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is ad-vantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Fund or an-other Seligman Mutual Fund for which the exchange privilege is available. Al-though Class D shareholders are subject to a shorter CDSL period at a lower rate, they forgo the Class B automatic conversion feature, making their in-vestment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and in-vestors should choose the class that best suits their circumstances and their objectives.

                                    ANNUAL 12B-1 FEES
                INITIAL             (AS A % OF AVERAGE                 OTHER
               SALES LOAD           DAILY NET ASSETS)               INFORMATION
              ------------          ------------------           ------------------
CLASS A       Maximum                  Service fee                  Initial sales load
              initial                  of .25%.                     waived or
              sales load                                            reduced for
              of 4.75% of                                           certain purchases.
              the public                                            CDSL of 1% on
              offering                                              redemptions within
              price.                                                18 months of
                                                                    purchase on shares
                                                                    on which initial
                                                                    sales load was
                                                                    waived in full due
                                                                    to the size of the
                                                                    purchase.
CLASS B       None                     Service fee                  CDSL of:
                                       of .25%;                     5% in 1st year
                                       Distribution                 4% in 2nd year
                                       fee of .75%                  3% in 3rd and
                                       until                        4th years
                                       conversion.*                 2% in 5th year
                                                                    1% in 6th year
                                                                    0% after 6th year.
CLASS D       None                     Service fee                  CDSL of 1% on
                                       of .25%;                     redemptions within
                                       Distribution                 one year of
                                       fee of up to                 purchase.
                                       .75%.

-------
* Conversion occurs at the end of the month which precedes the 8th anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

  The Large-Cap Value Fund and the Small-Cap Value Fund are each a series of Seligman Value Fund Series, Inc., an open-end diversified management invest-ment company, as defined in the 1940 Act, or mutual fund, incorporated in Maryland on January 27, 1997.

  SELIGMAN LARGE-CAP VALUE FUND. The investment objective of the Large-Cap Value Fund is long-term capital appreciation. The investment objective is a fundamental policy and may not be changed without shareholder approval. The Series seeks to achieve this objective by investing at least 65% of its total assets in equity securities of companies with large market capitalization (i.e., market capitalization of $2 billion or more) at the time of purchase by the Series and identified by the Manager as value companies. There can be no assurance that the Series will meet its investment objective.

  SELIGMAN SMALL-CAP VALUE FUND. The investment objective of the Small-Cap Value Fund is long-term capital appreciation. The investment objective is a fundamental policy and may not be changed without shareholder approval. The Series seeks to achieve this objective by investing at least 65% of its total assets in equity securities of companies with small market capitalization (i.e., market capitalization of up to $1 billion) at the time of purchase by the Series and identified by the Manager as value companies. There can be no assurance that the Series will meet its investment objective.

  A value company, as determined by the Manager, is a company that typically displays, among other things, a relatively low price-to-book and/or price-to-earnings ratio. The Manager, in selecting securities for inclusion in each Se-ries' portfolio, may also consider, among other factors, evaluation of a company's growth prospects, quality of management, and liquidity. The Manager will also look for companies in which new management or proposed restructuring plans are expected by the Manager to have a positive impact on the company's overall business operations and productivity.

  Under normal market conditions, each Series anticipates that it will be in-vested primarily in equity securities of domestic issuers, including common stock, preferred stock and stock convertible into or exchangeable for such se-curities. Each Series expects that no more than 15% of its assets will be in-vested in cash or fixed-income securities except for temporary defensive pur-poses.

  SMALL COMPANY INVESTMENT RISK FACTORS. Investments in smaller companies may involve greater risks than larger companies, such as limited product lines, markets and financial or managerial resources. Less frequently traded securi-ties may be subject to more abrupt price movements than securities of larger companies.

  DERIVATIVES. Each Series may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Series will not invest in derivatives for speculative purposes, i.e., where the derivative in-vestment exposes the Series to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

  A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Se-ries will not invest in a specific type of derivative without prior approval from the Fund's Board of Directors, after consideration of, among other things, how the derivative instrument serves the Series' investment objective, and the risk associated with the investment. The only types of derivatives in which each Series is currently permitted to invest are stock purchase rights and warrants, and, as described more fully below, put options.

  OPTIONS TRANSACTIONS. Each Series may purchase put options on portfolio se-curities in an attempt to hedge against a decrease in the price of a security held by such Series. A Series will not purchase options for speculative pur-poses. Purchasing a put option gives a Series the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

  When a Series purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Series, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. See "Investment Objectives, Policies and Risks" in the Statement of Additional Information.

  ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. Each Series may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1993 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determi-nation be made, the Manager, acting pursuant to such procedures, will care-fully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A se-curity continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This in-vestment practice could have the effect of increasing the level of illiquidity in the Series, if, and to the extent that, qualified institutional buyers be-come for a time uninterested in purchasing Rule 144A securities.

  FOREIGN SECURITIES. Each Series may invest in commercial paper and certifi-cates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts ("ADRs"), Eu-ropean Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts").

  Foreign investments may be affected favorably or unfavorably by changes in currency rates and ex- change control regulations. There may be less infor-mation available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements compara-ble to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commis-sions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or po-litical risks, political instability and possible nationalization of issuers. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally re-flects the dollar equivalent of the home country share price. EDRs are typi-cally traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. Each Series may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

  FIXED-INCOME SECURITIES. The fixed-income securities in which each Series may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Series will invest only in "investment grade" debt se-curities or, in the case of unrated securities, debt securities that are, in the opinion of the Manager, of equivalent quality to "investment grade" secu-rities. "Investment grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Ser-vice, Inc. ("Moody's") or Standard and Poor's Rating Service ("S&P"). A description of the debt securities ratings appears in Appendix A to the Statement of Addi-tional Information.

  BORROWING. Each Series may borrow money only from banks and only for tempo-rary or emergency purposes and may invest the funds in additional securities. Such borrowing will not to exceed 15% of the value of its total assets. The Fund may pledge its assets only to the extent necessary to effect permitted borrowings on a secured basis.

  Investment gains realized with additional funds borrowed will generally cause the net asset value of a Series' shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of such Series' shares could decrease faster than if there had been no borrowings. Borrowing, when used in this man-ner, is a speculative practice known as "leveraging."

  REPURCHASE AGREEMENTS. Each Series may enter into repurchase agreements with commercial banks or broker/dealers under which the Series acquires a U.S. Gov-ernment or a short-term money market instrument subject to resale at a mutu-ally agreed-upon price and time. The resale price reflects an agreed upon in-terest rate effective for the period the Series holds the instrument that is unrelated to the interest rate on the instrument.

  A Series' repurchase agreements will at all times be fully collateralized, and the Series will make payment for such securities only upon physical deliv-ery or evidence of book entry transfer to the account of its custodian. Repur-chase agreements could involve certain risks in the event of bankruptcy or other default of the seller, including possible delays and expenses in liqui-dating the underlying security, decline in the value of the underlying secu-rity and loss of interest.

  TEMPORARY INVESTMENTS. When the Manager believes that market conditions war-rant a temporary defensive position, a Series may invest up to 100% of its as-sets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. In-vestments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state govern-ments. A Series' investments in commercial paper of U.S. issuers will be lim-ited to (a) obligations rated Prime-1 by Moody's or A-1 by S&P or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by S&P. A description of various commercial paper ratings appears in Appendix A to the Statement of Additional Information. A Series' investments in foreign short-term instruments will be limited to those that, in the opinion of the Manager, equate generally to the standards estab-lished for U.S. short-term instruments.

  Except as noted above, the foregoing investment policies are not fundamental and the Fund's Board of Directors may change such policies, including the pa-rameters by which "large" and "small" market capitalizations are defined, without the vote of a majority of a Series' outstanding voting securities. A more detailed description of the Series' investment policies, including a list of those re-strictions on the Series' investment activities which cannot be changed with-out such a vote, appears in the Statement of Additional Information. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Se-ries means the affirmative vote of the lesser of (1) more than 50% of the out-standing shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are repre-sented at the meeting in person or by proxy.

  YEAR 2000 RISKS. The Fund is dependent upon service providers and their com-puter systems for its day-to-day operations, and many of the Fund's service providers in turn depend upon computer systems of other persons. Many computer systems currently cannot properly recognize or process date sensitive informa-tion relating to the year 2000 and beyond. The Manager, Seligman Financial Services, Inc., and the Fund's custodian have been evaluating the impact the year 2000 issue may have on their computer systems. They expect that any modi-fications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. They are also working with vendors and other persons whose systems are linked to theirs to obtain satisfactory assurances regarding the year 2000 issue. Seligman Data Corp., which provides certain corporate and shareholder account services to the Fund at cost, has informed the Fund that it does not expect that the cost to the Fund of its services will increase materially as a result of the modifications to its com-puter systems necessary to prepare for the year 2000. The costs of systems remediation by persons other than Seligman Data Corp. will not be borne di-rectly by the Fund. There can be no assurance that the remedial actions taken by the Fund's service providers will be sufficient or timely. Inadequate remediation could have an adverse effect on the Fund's operations, including pricing and securities trading and settlement, and the provision of share-holder services.

MANAGEMENT SERVICES

  THE MANAGER. The Board of Directors provides broad supervision over the af-fairs of the Fund. Pursuant to a Management Agreement between the Fund, on be-half of each Series, and the Manager, the Manager manages the investments of the Fund and administers the business and other affairs of the Fund. The ad-dress of the Manager is 100 Park Avenue, New York, NY 10017.

  The Manager also serves as manager of seventeen other investment companies which, together with the Fund, comprise the "Seligman Group." These companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Selig-man Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Hen-derson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Tri-Continental Corpora-tion. The aggregate assets of the Seligman Group were approximately $20.2 bil-lion at March 31, 1998. The Manager also provides investment management or ad-vice to institutional and other accounts having an aggregate value at March 31, 1998 of approximately $7.4 billion.

  Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

  The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

  The Manager is entitled to receive a management fee from each Series, calcu-lated daily and payable monthly, equal to an annual rate of .80% of the Large-Cap Value Fund's average daily net assets and 1.00% of the Small-Cap Value Fund's average daily net assets. For the period ended December 31, 1997, the Manager, at its discretion, waived a portion of its fees for the Large-Cap Value Fund. In 1997, the management fee paid by the Large-Cap Value Fund was equal to an annual rate of .20% of the average daily net assets of such Se-ries. The management fee paid by the Small-Cap Value Fund was equal to an an-nual rate of 1.00% of the average daily net assets of such Series.

  The Fund pays all of its expenses other than those assumed by the Manager, including fees for necessary professional and brokerage services, costs of regulatory compliance, costs associated with maintaining corporate existence, custody and shareholder service, shareholder relations and insurance costs and fees and expenses of directors of the Fund not employed by (or serving as a Director of) the Manager or its affiliates. Total expenses of the Large-Cap Value Fund's Class A, Class B, and Class D shares for the period ended Decem-ber 31, 1997 amounted to 1.47%, 2.25% and 2.25%, respectively, of the average daily net assets of such class. The total expenses of the Small-Cap Value Fund's Class A, Class B and Class D shares for the period ended December 31, 1997 amounted to 1.87%, 2.63% and 2.63%, respectively, of the average daily net assets of such class.




  Prior to March 30, 1998, the Manager was party to a Subadvisory Agreement with Seligman Henderson Co. pursuant to which Seligman Henderson Co. agreed to provide investment advisory services to the Fund in respect of foreign assets to the extent requested by the Manager. No such advice was ever provided and on March 30, 1998, the Subadvisory Agreement terminated in accordance with its terms. The Manager has no present plans to enter into similar subadvisory ar-rangements in respect of the Fund.

  PORTFOLIO MANAGEMENT. Mr. Neil T. Eigen is Vice President of the Fund and Portfolio Manager of each Series. Mr. Eigen joined the Manager on January 3, 1997 as a Managing Director and Head of the Manager's Value Investment Team. Before joining the Manager, Mr. Eigen served as Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns As-set Management.

  Mr. Richard S. Rosen is Co-Portfolio Manager of each Series. Mr. Rosen joined the Manager on January 3, 1997 as a Senior Vice President, Investment Officer. Before joining the Manager, Mr. Rosen served as a Managing Director and Portfolio Manager at Bear Stearns Asset Management.

  PORTFOLIO TRANSACTIONS. The Management Agreement recognizes that in the pur-chase and sale of portfolio securities, the Manager will seek the most favora-ble price and execution and, consistent with that policy, may give considera-tion to the research, statistical and other services furnished by brokers or dealers to the Manager. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected on the basis of the most favorable brokerage commission rates, and research and analysis received may be useful to the Manager in connection with its services to other clients as well as to the Series. In over-the-counter markets, orders are placed with responsible primary market makers unless a more favorable execution or price is believed to be obtainable.

  Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors of the Fund may determine, the Man-ager and Subadviser may consider sales of shares of the Series and, if permit-ted by applicable laws, may consider sales of shares of the other Seligman Mu-tual Funds as a factor in the selection of brokers or dealers to execute port-folio transactions for the Series.

  PORTFOLIO TURNOVER. A change in securities held by a Series is known as "portfolio turnover" which may result in the payment by such Series of dealer spreads or underwriting commis-sions and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the policy of each Series to hold securities for investment, changes in securities held by a Series will be made from time to time when the Manager believes such changes will strengthen such Series portfolio. The portfolio turnover of each Series is not expected to exceed 100% in any year.

PURCHASE OF SHARES

  Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Av-enue, New York, NY 10017.

  Each Series issues three classes of shares: Class A shares are sold to in-vestors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

  Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next de-termined after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the re-duced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares--Initial Sales Load" below.

  THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN A SERIES IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RE-TURN INVESTMENTS THAT DO NOT MEET THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR FUND ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE IN-VEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SE-LIGMAN TIME HORIZON MATRIX SM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFOR-MATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.

  The minimum amount for initial investment in each Series is $500 for invest-ors who purchase shares of the Series through Merrill Lynch's MFA or MFA Se-lect programs. There is no minimum investment required for investors who pur-chase shares of the Series through wrap free programs.

  Purchase orders placed for Class B shares must be for an amount LESS THAN $250,000.

  Orders received by an authorized dealer by the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of the NYSE on that day plus, in the case of Class A shares, any appli-cable sales load. Orders accepted by dealers after the close of the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which a shareholder pur-chases shares is responsible for forwarding the order to SFSI promptly.

  Payment for dealer purchases may be made by check or by wire. To wire pay-ments, dealer orders must first be placed through SFSI's order desk and as-signed a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C (Name of Series) (A, B or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than deal-ers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.

  Current shareholders may purchase additional shares of the Series at any time through any authorized dealer or by sending a check, payable to the "Se-ligman Group of Funds," to Seligman Data Corp. in a postage-paid return enve-lope or directly to P.O. BOX 9766, PROVIDENCE, RI 02940-9766. Checks for in-vestment must be in U.S. dollars drawn on a domestic bank. The check should be accompanied by an investment slip (provided on the bottom of shareholder ac-count statements) and include the shareholder's name, address, account number, Series' name and class of shares (A, B or D). Checks sent directly to Seligman Data Corp. and received in good order will be invested at such Series' net as-set value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load.

  IF A SHAREHOLDER DOES NOT PROVIDE THE REQUIRED INFORMATION, SELIGMAN DATA CORP. WILL SEEK FURTHER CLARIFICATION AND MAY BE FORCED TO RETURN THE CHECK TO THE SHAREHOLDER. IF ONLY THE CLASS DESIGNATION IS MISSING, THE INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES FOR NEW ACCOUNTS OR IN THE SHAREHOLD-ER'S EXISTING CLASS FOR ADDITIONAL PURCHASES. Credit Card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or pur-chase additional shares of the Series.

  Seligman Data Corp. may charge a $10.00 ser- vice fee for checks returned to it as uncollectable. This charge will be deducted from the shareholder's ac-count. For the protection of the Fund and its shareholders, no redemption pro-ceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.


  Current shareholders may also purchase additional shares by having funds electronically transferred directly from an employer, the Internal Revenue Service or other government agency, or any institution capable of transmitting payments through the Automated Clearing House ("ACH") network. Purchases may be one-time transactions, or, for those institutions that offer direct deposit programs, may be made on a systematic basis. To utilize this service, the fol-lowing bank information must be provided to the paying institution:

                               Mellon Bank, N.A.
                                ABA #043000261
                           A/C No. 600FFFNNNNNNNNNN

   "600" IDENTIFIES THE SELIGMAN GROUP OF FUNDS, "FFF" IS THE FUND CODE REPRE-SENTING THE FUND AND CLASS OF SHARES IN WHICH THE PURCHASE SHOULD BE MADE (this code is available on the back of all shareholder account statements), and "NNNNNNNNNN" INDICATES THE SHAREHOLDER'S TEN-DIGIT ACCOUNT NUMBER. In ad-dition, the shareholder must indicate that this is a checking account at Mellon Bank. For IRA and group retirement accounts, all electronic purchases will be designated as current year contributions. For more information about this service, please contact Seligman Data Corp.

  VALUATION. The net asset value of a Series' shares is determined each day, Monday through Fri- day, as of the close of regular trading on the NYSE (nor-mally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Net asset value is calculated separately for each class of a Series. Securi-ties traded on a U.S. or foreign exchange or over-the-counter market are val-ued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less.

Short-term holdings with more than 60 days remaining to maturity will be val-ued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value as of such date unless the Board determines that amortized cost value does not represent fair market value. Any securities for which recent market quotations are not read-ily available are valued at fair value determined in accordance with proce-dures approved by the Fund's Board of Directors.

  Although the legal rights of Class A, Class B and Class D shares are sub-stantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset values of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fees charged to Class B and Class D shares. In addition, net asset value per share of the three classes will be affected to the extent any other expenses differ among classes.

  CLASS A SHARES--INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the follow-ing schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plans."


                      CLASS A SHARES--SALES LOAD SCHEDULE

                                SALES LOAD AS A
                                 PERCENTAGE OF
                              -------------------
                                                   REGULAR
                                                   DEALER
                                       NET AMOUNT DISCOUNT
                                        INVESTED  AS A % OF
          AMOUNT OF           OFFERING (NET ASSET OFFERING
           PURCHASE            PRICE     VALUE)     PRICE
  ------------------------------------ ---------- ---------
         Less than  $  50,000   4.75%     4.99%     4.25%
  $        50,000-     99,999   4.00      4.17      3.50
          100,000-    249,999   3.50      3.63      3.00
          250,000-    499,999   2.50      2.56      2.25
          500,000-    999,999   2.00      2.04      1.75
         1,000,000  or more*       0         0         0

 -------
 * Shares acquired at net asset
   value pursuant to the above
   schedule will be subject to a
   CDSL of 1% if redeemed within 18
   months of purchase. See
   "Purchase of Shares--Contingent
   Deferred Sales Load."

  There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if re-deemed within eighteen months of purchase.

  SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows, 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.

  SFSI shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman Mutual Funds partici-pating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because either the participating eligible employee benefit plan has at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligi-ble employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not in-cluding $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

  REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor chil-dren purchasing securities for their own account, or a trustee or other fidu-ciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggre-gated with purchases made on behalf of any other fiduciary or individual ac-count.

  Class A shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumula-tion or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

 . VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the Seligman Mu-tual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.

 . THE RIGHT OF ACCUMULATION allows an investor to combine the amount being in-vested in shares of any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares already owned that were sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Selig-man Mutual Fund on which there was an initial sales load to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate that the in-vestor has existing accounts when making investments or opening new accounts.

 . A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions."

  SPECIAL PROGRAMS. The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

  Class A shares also may be issued without an initial sales load in connec-tion with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of pe-riodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial in-stitution trust departments; to registered investment advisers exercising dis-cretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored ar-rangements with organizations which make recommendations to, or permit group solicitations of, its em-ployees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible em-ployee benefit plans" which have at least (i) $500,000 invested in the Selig-man Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduc-tion system of plan funding or other system acceptable to Seligman Data Corp.

  Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to a 401(k) or other retirement alliance program the sponsor of which has an agreement with SFSI pursuant to which shares are made available at net asset value are not subject to a CDSL.

  CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                                        CDSL
--------------------                                                        ----
less than 1 year...........................................................  5%
1 year or more but less than 2 years.......................................  4%
2 years or more but less than 3 years......................................  3%
3 years or more but less than 4 years......................................  3%
4 years or more but less than 5 years......................................  2%
5 years or more but less than 6 years......................................  1%
6 years or more............................................................  0%

  Class B shares are also subject to an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically to Class A shares, which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through rein-vestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Series are ex-changed for Class B shares of another Seligman Mutual Fund, the conversion pe-riod applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding pe-riod of the shares acquired. Class B shareholders of a Series exercising the exchange privilege will continue to be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of a Series acquired by ex-change will be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which the exchange has been made.

  CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a 1% CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% pay-ment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

  CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on redemptions of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares). The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares) made by it to Service Organizations (as defined under "Administration, Shareholder Services and Distribution Plan") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund payments in respect of Class B shares, SFSI has agreed to assign any Class B CDSL to FEP.

  A CDSL of 1% will also be imposed on redemptions of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Ini-tial Sales Load." Employee benefit plans eligible for net asset value sales as described above under "Spe- cial Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination.

  The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursu-ant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. ("Morgan Stanley") by certain Chilean institutional invest-ors (i.e., pension plans, insurance companies and mutual funds). Upon redemp-tion of such shares within an eighteen month period, Morgan Stanley will reim-burse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.

  To minimize the application of a CDSL to a redemption, shares acquired pur-suant to the investment of dividends and capital gain distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable CDSL period will then be re-deemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired through the investment of dividends or capital gain distributions from any Class A, Class B or Class D shares of Seligman Mutual Funds.

  For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares are purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
 (122.449 @ $12.25) as follows:...................................... $1,500.00
                                                                      =========
Dividend/Distribution shares
 (5 @ $12.25)........................................................ $   61.25
Shares held more than 1 year
 (100 @ $12.25)......................................................  1,225.00

Shares held less than 1 year subject to CDSL (17.449 @ $12.25).......    213.75
                                                                      ---------
 Gross proceeds of redemption........................................ $1,500.00
 Less CDSL (17.449 shares @
  $12.00 = $209.39 X 1% = $2.09).....................................     (2.09)
                                                                      ---------
 Net proceeds of redemption.......................................... $1,497.91
                                                                      =========

  For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the re-demption of shares.

  The CDSL will be waived or reduced in the following instances:

  (a) on redemptions following the death or disability (as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder or beneficial owner; (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemp-tions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, minimum distribution requirements after attainment of age 70 1/2, or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (iii) a tax-free return of an excess contribution to an IRA;
(c) in whole or in part, in connection with shares sold to current and retired Directors of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from pay-ing a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) in whole or in part, in con-nection with systematic withdrawals; (f) in connection with participation in the Merrill Lynch Small Market 401(k) Program (g) and in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman Mutual Fund, or another similar reorganization transaction.

  If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

  SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representa-tives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS

  A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, has the ability to effect the following transac-tions via telephone: (i) redemption of Series shares with the proceeds sent to the address of record (up to $50,000 per day per fund account), (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. In addition, a shareholder who has current bank information on file with Seligman Data Corp. may redeem shares via telephone and have the proceeds transferred electronically from the shareholder's fund account to the shareholder's predesignated bank account. See "Redemption of Shares." All tel-ephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

  For investors who purchase shares by completing and submitting an Account
Application: Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record as designated on the Account Application, will automatically receive telephone services. A shareholder must provide bank information on the Account Application or a supplemental election form in order to have re-demptions via telephone sent to the shareholder's bank account.

  For investors who purchase shares through a broker/dealer: Telephone serv-ices for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker/dealer of record.

  For accounts registered as IRAs. Telephone services will include only ex-changes or address changes.

  For corporations or group retirement plans: Telephone redemptions are not permitted. Group retirement plans that may allow plan participants to place telephone exchanges directly with the Fund must first provide a letter of au-thorization signed by the plan's custodian or trustee, and provide a telephone services election form signed by each plan participant. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option.

  All Seligman Mutual Fund accounts with the same account number (i.e., regis-tered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include tele-phone services if the existing account has telephone services. Telephone serv-ices may also be elected at any time on a supplemental telephone services election form.

  For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

  During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Series shares via telephone. In these circumstances, the shareholder or the shareholder's representative should consider using other redemption or exchange procedures. (See "Redemp-tion of Shares" below.) Use of these other redemption or exchange procedures will result in the request being processed at a later time than if a telephone transaction had been used, and the Series' net asset value may fluctuate dur-ing such periods.

  The Fund and Seligman Data Corp. will employ reasonable procedures to con-firm that instructions communicated by telephone are genuine. These will in-clude: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp.
follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affili-ates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not rea-sonably satisfied that instructions received by telephone are genuine, the re-quested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in im-plementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel tel-ephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF

THE SHAREHOLDER. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES

  A shareholder may redeem shares held in book credit ("uncertificated") form without charge (except a CDSL, if applicable) at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 9759, Providence, RI 02940-9759; or if request is being sent by overnight delivery service, to 100 Park Avenue, New York, NY, 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge (except a CDSL, if applicable) by sur-rendering certificates in proper form to the same address. Certificates should be sent certified or registered mail. Return receipt is advisable; however, this may increase mailing time. Share certificates must be endorsed for trans-fer or accompanied by an endorsed stock power signed by all share owners ex-actly as their name(s) appear(s) on the account registration. The sharehold-er's letter of instruction or endorsed stock power should specify the Series name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

  If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to some-one other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible fi-nancial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan as-sociations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also nec-essary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. A signature guarantee is not required if redemption proceeds are transferred electronically to the share-holder's predesignated bank account.

  ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUS-TODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.

  In the case of Class A shares (except for shares purchased without an ini-tial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will re-ceive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class A Shares--Initial Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receive the net asset value per share next determined after receipt of the request in good order, less the applica-ble CDSL, as described under "Purchase of Shares--Class B Shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of the re-quest in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.

  A shareholder also may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiv-ing the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Fund makes no charge for this transaction, but the dealer may charge you a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of regular trading on the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of regular trading on the NYSE or not received by SFSI prior to the close of business will be executed at the net asset value determined as of the close of regular trading on the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.

  TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares may be made once per day, in an amount of up to $50,000 per fund account. Proceeds will be sent to the address of record. A shareholder whose bank is a member of the ACH network and who has current bank information on file with Seligman Data Corp. may have redemption proceeds transferred electronically to the shareholders predesignated bank account. Telephone redemption requests re-ceived by Seligman Data Corp. at (800) 221-2450, by the close of regular trad-ing on the NYSE (normally, 4:00 p.m. Eastern time) will be processed as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. IRAs, group retirement plans, corporations and trusts for which the name of the current trustee does not appear in the account registration are not eligible for telephone redemp-tions. The Fund reserves the right to suspend or terminate its telephone re-demption service at any time without notice.

  For more information about telephone redemptions and the circumstances under which a share-holder may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

  GENERAL. With respect to shares redeemed, a check for the proceeds, less any applicable CDSL, will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the invest-ment dealer within seven calendar days after acceptance of the repurchase or-der and will be made payable to the investment dealer. Redemptions via tele-phone to the shareholder's bank account will be transferred electronically within five business days. Payment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. No interest is earned on the redemption proceeds during this period. The proceeds of a re-demption or repurchase may be more or less than the shareholder's cost.

  The Fund reserves the right to redeem shares owned by a shareholder whose investment in a Series has a value of less than a minimum amount specified by the Fund's Board of Directors, which is presently $500. Shareholders would be sent a notice before the redemption is processed stating that the value of the investment in the Series is less than the specified minimum and that they have sixty days to make an additional investment.

  REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Se-ligman Mutual Funds, the shareholder may, within 120 calendar days of the date of the redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in shares of the Series or in shares of any of the other Selig-man Mutual Funds. If a shareholder redeems shares and the redemption was sub-ject to a CDSL, the shareholder may reinstate all or any part of the invest-ment in shares of the same class of a Series or of any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the pur-chase represents a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED; AND THE MINIMUM INITIAL INVESTMENT MUST BE MET AT THE TIME OF REINSTATEMENT.

  Generally, exercise of the Reinstatement Privilege does not alter the fed-eral income tax status of any capital gain realized on a sale of Series shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds rein-vested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

  Under each Series' Administration, Shareholder Services and Distribution Plan (the "Plans"), each Series may pay to SFSI an administration, shareholder services and distribution fee in respect of such Series' Class A, Class B and Class D shares. Payments under the Plans may include, but are not limited to:
(i) compensation to securities dealers and other organizations ("Service Orga-nizations") for providing distribution assistance with respect to assets in-vested in the Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Se-ries shareholders, and (iii) otherwise promoting the sale of shares of the Se-ries, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospec-tuses to prospective investors and defraying SFSI's costs incurred in connec-tion with its marketing efforts with respect to shares of the Series. The Man-ager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from each Series.

  Under the Plans, each Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net as-set value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organi-zations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors of the Fund.

  Under the Plans, each Series reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the respective average daily net asset value of the Class B and Class D shares. Proceeds from the Class B distribution fees are used to pay Service Organizations a continu-ing fee of up to .25% on an annual basis of the average net asset value of Class B shares attributable to particular Service Organizations for providing per-sonal service and/or maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of sale of Class B shares. In that connection, SFSI has assigned to FEP its interest in the fee payable to it in respect of the Class B shares, other than the portion payable to Service Organizations on a continuing basis. Proceeds from the Class D distribution fees are used primar-ily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal services and/or the maintenance of shareholder accounts) and will initially be used by SFSI to de-fray the expense of the payment of 1% made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of adminis-tration, shareholder services and distribution of Class B and Class D shares in one fiscal year of the Fund may be paid from Class B and Class D Plan fees, respectively, received from the Fund in any other fiscal year. The Plans are reviewed by the Fund's Directors annually.

  The Plans were approved by the Fund's Board of Directors on March 20, 1997. The total amounts paid for the period ended December 31, 1997 in respect of the Large-Cap Value Fund's Class A, Class B and Class D shares' average daily net assets pursuant to the Plan were .22%, 1.00% and 1.00%, per annum, respectively. The total amounts paid for the period ended December 31, 1997 in respect of the Small-Cap Value Fund's Class A, Class B and Class D share's average daily net assets pursuant to the Plan were .24%, 1.00% and 1.00% per annum, respectively.

  Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for most share-holder accounts that do not have a designated broker/dealer of record and re-ceives compensation for providing personal service and account maintenance to such accounts of record.

EXCHANGE PRIVILEGE

  A shareholder may, without charge, exchange at net asset value any part or all of an investment in a Series for shares of any of the other Seligman Mu-tual Funds. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.

  Class A, Class B or Class D shares may be exchanged only for Class A, Class B or Class D shares, respectively, of another Seligman Mutual Fund on the ba-sis of relative net asset value.

  If shares that are subject to a CDSL are exchanged for shares of another fund, for purposes of assessing the CDSL payable upon disposition of the ex-changed shares, the applicable holding period shall be reduced by the period for which original shares were held.

  Class B shareholders of a Series exercising the exchange privilege will con-tinue to be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule of the new Class B shares. In addition, Class B shares of a Series acquired by exchange will be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which such shares were exchanged.

  The Seligman Mutual Funds available under the Exchange Privilege are:

  . SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

  . SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

  . SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

  . SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

  . SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value; in-come may be considered but will only be incidental to the Fund's investment objective.

  . SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

  . SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Hen-derson International Fund, the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Global Technology Fund, which seek long-term capital appreciation primarily by in-vesting in companies either globally or internationally.

  . SELIGMAN HIGH INCOME FUND SERIES consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series each of which seeks high current income by investing in debt securities.

  . SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

  . SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum in-come exempt from regular federal income taxes; individual state series, each seeking to maximize income exempt from regular federal income taxes and from personal income taxes in designated states, are available for Colorado, Geor-gia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

  . SELIGMAN MUNICIPAL SERIES TRUST includes the California Municipal Quality Series, the California Municipal High-Yield Series, the Florida Municipal Se-ries and the North Carolina Municipal Series, each of which invests in munici-pal securities of its designated state. (Does not currently offer Class B shares.)

  . SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment grade New Jersey municipal securities. (Does not currently offer Class B shares.)

  . SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)

  All permitted exchanges will be based on the net asset values of the respec-tive funds determined at the close of regular trading on the NYSE on that day. Telephone requests for exchanges received by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) by Seligman Data Corp. at (800) 221-2450, will be processed as of the close of business on that day. Requests received after the close of regular trading on the NYSE will be processed at the net asset values per share calculated the following business day. The reg-istration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When estab-lishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS AND SYSTEMATIC WITHDRAWAL PLAN WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PER-MITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of a written exchange request together with certificates representing shares to be exchanged in proper form.

  The Exchange Privilege via mail is generally applicable to investments in group retirement plans, although some restrictions may apply. The terms of the exchange offer de-scribed herein may be modified at any time; and not all of the Seligman Mutual Funds are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

  A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange
Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders. Written confirmation of all ex-changes will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the dealer of record listed on the account.

  SFSI reserves the right to reject a telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which unless objected to, are assigned to most shareholders automatically, and the circumstances under which share-holders may bear the risk of loss for a fraudulent transaction, see "Telephone Trans-actions" above.

  Exchanges of shares are sales, and may result in a gain or loss for federal income tax purposes.

FURTHER INFORMATION ABOUT TRANSACTIONS IN THE SERIES

  Because excessive trading (including short-term, "market timing" trading) can hurt a Series' performance, the Fund, on behalf of a Series, may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net as-sets. The Fund may also refuse any exchange or purchase order from any share-holder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, includ-ing those with the same Taxpayer Identification Number and those administered so as to redeem or purchase shares based upon certain predetermined market in-dicators, will be considered one account for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

  Dividends payable from each Series' net investment income are distributed at least annually. Payments vary in amount depending on income received from portfolio securities and the costs of operations. Each Series distributes sub-stantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually. Dividends and capital gain dis-tributions will generally be taxable to shareholders in the year in which they are declared by the Fund if paid before February 1 of the following year.

  Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares;
(3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check and sent to the shareholder's address of record or, if elected by a shareholder who has current bank information on file with Seligman Data Corp., electronically deposited into the shareholder's predesignated bank account. Such deposits will normally be credited to the shareholder's bank account in 3 to 4 business days after the payable date of the dividend or gain distribution.

  In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, divi-dends and capital gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a divi-dend or gain distribution and credited to a shareholder's account are not sub-ject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed be-low. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or gain distribution. For information on how to have dividend or gain distributions electronically deposited into a shareholder's bank account, contact Seligman Data Corp.

  The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a re-sult of the higher distribution fees applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares--Valuation."

  Shareholders exchanging shares of a fund for shares of another Seligman Mu-tual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder re-deems all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared will be paid in cash re-gardless of the existing election. A transfer or exchange of all shares (clos-ing an account), between the record date and payable date, will result in the value of dividends or gain distributions being paid to the new fund account in accordance with the option on the closed account, unless Seligman Data Corp. is instructed otherwise.

FEDERAL INCOME TAXES

  Each Series intends to qualify as a regulated investment company under the Code. For each year so qualified, each Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

  Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as de-rived from a Series' dividend income that would be eligible for the dividends received deduction if the Series were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

  Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by a shareholder. Such distributions are not eligi-ble for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of dis-tribution of the shares received. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from the Fund's capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than eighteen months.

  Any gain or loss realized upon a sale or redemption of shares in a Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual sharehold-ers will be subject to federal income tax on net capital gain at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months. Net capi-tal gain of a corporate shareholder is taxed at the same rate as ordinary in-come. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Series.

  In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permit-ted to include in the tax basis attributable to such shares the sales load in-curred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

  A Series will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to share-holders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or gain distributions actually received in January of the following year.

  Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

  UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTI-FIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLD-ING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 WHICH MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

SHAREHOLDER INFORMATION

  Shareholders will be sent reports semi-annually regarding the Fund. General information about the Fund may be requested by writing the Corporate Communications/Investor Relations Department,

J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 or (212) 850-1864 in the New York City area. Informa-tion about shareholder accounts may be requested by writing Shareholders Serv-ices, Seligman Data Corp. at the same address or by calling toll-free (800) 221-2450, or (212) 682-7600 in the New York City area. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.

  24-HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BAL-ANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIVS CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS ELECTED TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.

  ACCOUNT SERVICES. Shareholders are sent confirmation of financial transac-tions in their Account.

  Other investor services are available. These include:

 . INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional pur-chases of shares automatically by electronic funds transfer from the share-holder's savings or checking account, if the bank that maintains the account is a member of ACH, or by preauthorized checks to be drawn on the sharehold-er's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a check for at least $100 minimum in conjunction with the monthly investment option, or a check for at least $250 minimum in conjunction with the quarterly investment option. For investments in the Seligman Time Horizon Matrix SM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the service until the Fund's minimum investment amount is met. If you elect to cancel the service prior to meeting the minimum, your account may be subject to closure. (See "Terms and Condi-tions.")

 . AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Seligman Cash Management Fund to exchange a specified amount, at regular monthly inter-vals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mu-tual Fund registered in the same name. For exchanges into the Seligman Time Horizon Matrix SM Asset Allocation Program, the minimum amount is $500 at reg-ular monthly intervals or $1,000 at regular quarterly intervals. The share-holder's Cash Management Fund account must have a value of at least $5,000 at the initiation of the service and all shares must be in "book credit" form. Exchanges will be made at the public offering price.

 . DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Fund or another Seligman Mutual Fund. (Dividend checks must in-clude the shareholder's name, account number, the name of the fund and the class of shares in which the investment is to be made.) If the dividends are to be invested in a new fund account, the first investment must meet the re-quired minimum purchase amount for such fund.

  A shareholder may also direct that dividends payable on share of other com-panies be transferred electronically to purchase shares of any Seligman Mutual Fund, if the other company provides this service. See "Purchase of Shares" or contact Seligman Data Corp. for more information.

 . AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to ma-turity. Accordingly, it will not normally be advisable to liquidate a CD be-fore its maturity.

 . SYSTEMATIC WITHDRAWAL PLAN permits payments in fixed amounts of $50 or more at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Payments will be sent by check to the address designated by the shareholder or, if elected by a shareholder who has current bank information on file with Seligman Data Corp., sent electroni-cally via the ACH network to be deposited into the shareholder's predesignated bank account. Such deposits will normally be credited to the shareholder's bank account in 2 to 3 business days after the shares are redeemed from the shareholder's fund account. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class B and Class D shares may elect to use this plan immediately, although certain withdrawals may be subject to a CDSL.

 . DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may only be directed to shares of the same class of another Seligman Mutual Fund.

 . OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested.

 . COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years will be available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be for-warded, along with a check, to Seligman Data Corp.

  TAX-DEFERRED PLANS. Shares of the Fund may be purchased for:

  --Individual Retirement Accounts (IRAs), including Traditional IRAs, Roth IRAs and Education IRAs;

  --Savings Incentive Match Plans for Employees (SIMPLE IRAs);

  --Simplified Employee Pension Plans (SEPs);

  --Section 401(k) Plans for corporations and their employees;

  --Section 403(b)(7) Plans for employees of public school systems and certain non-profit organizations who wish to make deferred compensation arrangements; and

  --Money Purchase Pension and Profit Sharing Plans for sole proprietorships, corporations, and partnerships.

  These types of plans may be established only upon receipt of a written ap-plication form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

  For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an au-thorized dealer.

ADVERTISING A SERIES' PERFORMANCE

  From time to time a Series may advertise its "total return" and "average an-nual total return," each of which are calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in shares of Class A, Class B and Class D of a Series would have earned over a specified period of time (for example, one, five and ten-year periods or since inception) assuming the payment of the maximum sales load, if any (or CDSL upon redemption, if applicable), when the investment was made and that all distributions and dividends paid by such Series were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten-year periods or since inception); i.e., the average annual compound rate of return. Total return and average annual total return may also be presented without the effect of the initial sales load or CDSL, as applicable.

  From time to time, reference may be made in advertising or promotional mate-rial to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total re-turn of the Series' Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Fund may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to a Series' performance. Examples of such financial and other press publications include Barron's, Business Week, CDA/Weisenberger Mutual Funds Investment Report, Christian Science Monitor, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Indi-vidual Investor, Investment Advisor, Investors Business Daily, Kiplinger's, Los Angeles Times, MONEY Magazine, Morningstar, Inc., Pensions and Invest-ments, Smart Money, The New York Times, USA Today, U.S. News and World Report, The Wall Street Journal, Washington Post, Worth Magazine and Your Money.

ORGANIZATION AND CAPITALIZATION

  The Large-Cap Value Fund and the Small-Cap Value Fund are each separate se-ries of Seligman Value Fund Series, Inc., an open-end, diversified management investment company incorporated under the laws of the State of Maryland on January 27, 1997. The Directors of the Fund are authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. Shares of capital stock of each Series have a par value of $.001 and are divided into three classes. Each share of a Series' Class A, Class B and Class D common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a Plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorpo-ration, the Board of Directors may authorize the creation of additional clas-ses of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquida-tion, conversion or prescriptive rights.

                             TERMS AND CONDITIONS

                          GENERAL ACCOUNT INFORMATION

  Investments will be made in as many shares, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check in payment of a purchase of shares is dishonored for any reason, Selig-man Data Corp. will cancel the purchase and may redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any dis-tributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Se-ligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effec-tive for such dividend or distribution. Stock certificates will not be issued, unless requested. Replacement stock certificates and certain waiver of probate procedures will be subject to a surety fee.
                           INVEST-A-CHECK(R) SERVICE

  The Invest-A-Check(R) Service is available to all shareholders. The applica-tion is subject to acceptance by the shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be drawn automatically on the shareholder's bank on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. By utilizing the Invest-A-Check (R) Service to establish an account, you are agreeing to continue the service until the Series' minimum investment amount is met. If you elect to cancel the service prior to meeting the mini-mum, your account may be subject to closure. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be sus-pended. In the event that a check or ACH debit is returned uncollectable, Se-ligman Data Corp. will cancel the purchase, redeem shares held in the share-holder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee may be deducted from the shareholder's account. The Invest-A-Check(R) Service may be reinstated upon written request indicating that the cause of interruption has been corrected. The Invest-A-Check(R) Service may be termi-nated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. In-structions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event a shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the Invest-A-Check(R) Service will be termi-nated in the Seligman Mutual Fund that was closed as a result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in connection with the Invest-A-Check(R) Service must be accompanied by a check for at least $100 in connec-tion with the monthly investment option or a check for at least $250 in con-nection with the quarterly investment option. If a shareholder uses the In-vest-A-Check(R) Service to make an IRA or a group retirement plan investment, the purchase will be credited as a current year contribution.

                        SYSTEMATIC WITHDRAWAL PLAN

  A sufficient number of full and fractional shares will be redeemed to pro-vide the amount required for a scheduled payment and any applicable CDSL. Re-demptions will be made at the asset value at the close of business on the spe-cific day of each month designated by the shareholder (or on the prior busi-ness day if the day specified falls on a weekend or holiday). Systematic with drawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more may be subject to a CDSL if made within 18 months of purchase of such shares. Under this plan, a Class B or Class D shareholder who requests both dividends and capital gain distributions in ad-ditional shares may withdraw up to 12% or 10%, respectively, of the value of the shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL. A minimum payment amount of $50 per cycle is needed to establish this plan. A shareholder may change the amount of scheduled pay-ments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. This plan may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. This Service is considered ter-minated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Continued payments in excess of dividend income invested will re-duce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous be-cause of the payment of duplicative sales loads, if applicable. For this rea-son, additional purchases of Fund shares are discouraged when the Withdrawal Plan is in effect.
                     LETTER OF INTENT--CLASS A SHARES ONLY

  Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to their account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's ac-count or delivered to the shareholder. A shareholder may include toward com-pletion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, a shareholder will be re-quested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, a shareholder has not paid this additional sales load to Seligman Financial Services, Inc. sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases al-ready made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

  Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is an ini-tial sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of deter-mining reduced sales loads on additional purchases of the other Seligman Mu-tual Funds.

                                                                           5/98

                                   SELIGMAN
                            VALUE FUND SERIES, INC.










                       SELIGMAN FINANCIAL SERVICES, INC.
                                an affiliate of

                 [LOGO OF J.& W. SELIGMAN & CO. APPEARS HERE]

                             J & W. Seligman & Co.

                                 INCORPORATED

                               ESTABLISHED 1864

                      100 PARK AVENUE, NEW YORK, NY 10017




EQVA 5/98

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1998

                         SELIGMAN LARGE-CAP VALUE FUND
                         SELIGMAN SMALL-CAP VALUE FUND
                                   series of
                        SELIGMAN VALUE FUND SERIES, INC.

                                100 Park Avenue
                           New York, New York  10017
                     New York City Telephone (212) 850-1864

                       Toll Free Telephone (800) 221-2450
      For Retirement Plan Information - Toll Free Telephone (800) 445-1777


  This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus, dated May 1, 1998, which covers the Seligman Large-Cap Value Fund (the "Large-Cap Value Fund") and the Seligman Small-Cap Value Fund (the "Small-Cap Value Fund"), each a separate series (individually, a "Series") of Seligman Value Fund Series, Inc., (the "Fund").
It should be read in conjunction with the Fund's Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

  Each Series of the Fund offers three classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at net asset value and are subject to a CDSL, if applicable, in the following amount (as a percentage of the current net asset value of the original purchase price, whichever is less, if redemption occurs within the indicated number of years of purchase of such shares: 5% (less than one year), 4% (1 but less than 2 years), 3% (2 but less than 4 years), 2% (4 but less than 5 years), 1% (5 but less than six years) and 0% (6 or more years). Class B shares automatically convert to Class A shares after approximately eight years resulting in lower ongoing fees. Shares purchased through reinvestment of dividends and gain distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% (of the current net asset value or the original purchase price, whichever is less) if redeemed within one year of purchase.

  Each Series' Class A, Class B and Class D shares represent an identical legal interest in the investment portfolio of the Series and have the same rights except for certain class expenses and except that Class B and Class D shares bear higher distribution fees that generally will cause the Class B and Class D shares to have higher expense ratios and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A, Class B and Class D shares have identical legal rights, the different expenses borne by each Class will result in different net asset values and dividends. The three classes also have different exchange privileges.

                                 TABLE OF CONTENTS

                                             Page                                                                   Page
Investment Objectives, Policies and Risks       2                     Purchase and Redemption of Series Shares       10
Investment Limitations                          3                     Distribution Services                          13
Directors and Officers                          4                     Valuation                                      14
Management and Expenses                         8                     Performance                                    14
Administration, Shareholder Services  and                             General Information                            16
Distribution Plans                              9                     Financial Statements                           16
Portfolio Transactions                         10                     Appendix A                                     17
                                                                      Appendix B                                     20



EQFR1A

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

  The Large-Cap Value Fund and the Small-Cap Value Fund are each a separate series of Seligman Value Fund Series, Inc. The Large-Cap Value Fund seeks maximum capital appreciation primarily by investing in equity securities of companies with large market capitalization. The Small-Cap Value Fund seeks maximum capital appreciation by primarily investing in equity securities of companies with small market capitalization. The following information regarding the Series' investment policies supplements the information contained in the Prospectus.

PURCHASING PUT OPTIONS ON SECURITIES. A Series may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This hedge protection is provided during the life of the put option since a Series, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Series will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

  Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, a Series would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. A Series' maximum financial exposure will be limited to these costs.

  A Series may purchase options listed on public exchanges as well as over-the-counter. Options listed on an exchange are generally considered very liquid. OTC options are considered less liquid, and therefore, will only be considered where there is not a comparable listed option. Because options will be used solely for hedging, and due to their relatively low cost and short duration, liquidity is not a significant concern.

  A Series' ability to engage in option transactions may be limited by tax considerations.

RIGHTS AND WARRANTS. A Series may invest in common stock rights and warrants believed by the Manager to provide capital appreciation opportunities. Each Series may not invest in rights and warrants if, at the time of acquisition by the Series, the investment in rights and warrants would exceed 5% of such Series' net assets, valued at the lower of cost or market.

REPURCHASE AGREEMENTS. A Series may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which a Series acquires a money market instrument, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. However, as a matter of fundamental policy, a Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

ILLIQUID SECURITIES. A Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act") and other securities that are not readily marketable. Each Series does not currently expect to invest more than 5% of its assets in such securities. A Series may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

BORROWING. A Series may from time to time borrow money for temporary, extraordinary or emergency purposes in an amount up to 15% of its total assets from banks at prevailing interest rates and invest the funds in additional securities. A Series' borrowings are limited so that immediately after such borrowing the value of the Series' assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Series, for any reason, have borrowings that do not meet the above test, then within three business days, such Series must reduce such borrowings so as to meet the foregoing test. Under these circumstances, a Series may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of a Series' shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of a Series could decrease faster than if there had been no borrowings.

  Except as otherwise specifically noted above and below, the Series' investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of a Series' outstanding voting securities, as defined below.

PORTFOLIO TURNOVER. A Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The portfolio turnover rates for the period ended December 31, 1997 for the Large-Cap Value Fund and the Small-Cap Value Fund were 38.74% and 15.91%, respectively.

                                 INVESTMENT LIMITATIONS

  Under each Series' fundamental policies, which cannot be changed except by vote of a majority of a Series' outstanding voting securities, each Series may not:

 .Issue senior securities or borrow money, except for temporary or emergency
 purposes in an amount not to exceed 15%   of the value of its total assets.  A
 Series will not purchase any securities while outstanding borrowings are greater than 5% of the value of its total assets;

 .Mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings on a secured basis;

 .Make "short sales" of securities, or purchase securities on "margin," or write or purchase put or call options, except a Series may purchase put options for hedging purposes as approved by the Fund's Board of Directors and as described in the Prospectus and herein;

 .As to 75% of the value of its total assets, invest more than 5% of its total assets (taken at market) in securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, buy more than 10% of the outstanding voting securities of any issuer, or invest to control or manage any company;

 .Invest more than 25% of its total assets at market value in the securities of issuers of any one industry, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

 .Purchase securities of open-end or closed-end investment companies, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable law;

 .Purchase or hold any real estate, except each Series may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

 .Purchase or hold the securities of any issuer (other than shares of the Series), if to the Fund's knowledge, those directors or officers of the Fund individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

 .Purchase or sell commodities and commodity futures contracts;

 .Underwrite securities of other issuers, except insofar as a Series may be deemed an underwriter when purchasing or selling portfolio securities; or

 .Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks may be considered loans.

  Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             DIRECTORS AND OFFICERS

  Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

WILLIAM C. MORRIS*     Director, Chairman of the Board, Chief Executive Officer
     (60)              and Chairman of the Executive Committee


                       Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated; Chairman, Seligman Advisors, Inc., advisers; Seligman Holdings, Inc., holding company; Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*         Director, President and Member of the Executive Committee
     (45)
                       Director and President, J. & W. Seligman & Co.
                       Incorporated, investment managers and advisers; President
                       (with the exception of Seligman Quality Municipal Fund,
                       Inc. and Seligman Select Municipal Fund, Inc.) and
                       Director or Trustee, the Seligman Group of Investment
                       Companies; Chairman, Seligman Data Corp., shareholder service agent; Director, Seligman Financial Services,
                       Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Seligman Henderson Co., advisers;
                       formerly, Director, Seligman Advisors, Inc., advisers;
                       Seligman Securities, Inc., broker/dealer; and J. & W.
                       Seligman Trust Company, trust company.

RICHARD R. SCHMALTZ*   Director and Member of the Executive Committee
     (57)
                       Director and Managing Director, Director of Investments,
                       J. & W. Seligman & Co. Incorporated; Director of Seligman
                       Henderson Co. and Trustee Emeritus of Colby College;
                       formerly, Director, Investment Research at Neuberger &
                       Berman from May 1993 to September 1996 and Executive Vice
                       President of McGlinn Capital from July 1987 to May 1993.

JOHN R. GALVIN         Director
     (68)
                       Dean, Fletcher School of Law and Diplomacy at Tufts
                       University; Director or Trustee, the Seligman Group of
                       Investment Companies; Chairman, American Council on
                       Germany; a Governor of the Center for Creative
                       Leadership; Raytheon Co., electronics; National Defense
                       University; and the Institute for Defense Analysis;
                       formerly, Director, USLIFE Corporation, life insurance;
                       Ambassador, U.S. State Department for negotiations in
                       Bosnia; Distinguished Policy Analyst at Ohio State
                       University and Olin Distinguished Professor of National
                       Security Studies at the United States Military Academy.
                       From June, 1987 to June, 1992, he was the Supreme Allied
                       Commander, Europe and the Commander-in-Chief, United
                       States European Command.

                       Tufts University, Packard Avenue, Medford, MA  02155

ALICE S. ILCHMAN       Director
     (63)
                       President, Sarah Lawrence College; Director or Trustee, the Seligman Group of Investment Companies; and the Committee for Economic Development; and Chairman, The
                       Rockefeller Foundation, charitable foundation; formerly,
                       Trustee, The Markle Foundation, philanthropic organization; and Director, NYNEX, telephone company; and International Research and Exchange Board, intellectual exchanges.

                       Sarah Lawrence College, Bronxville, New York  10708

FRANK A. McPHERSON     Director
     (65)
                       Director, various corporations; Director or Trustee, the
                       Seligman Group of Investment Companies; Director,
                       Kimberly-Clark Corporation, consumer products; Bank of
                       Oklahoma Holding Company; Baptist Medical Center;
                       Oklahoma Chapter of the Nature Conservancy; Oklahoma
                       Medical Research Foundation; and National Boys and Girls
                       Clubs of America; and a Member of the Business Roundtable
                       and National Petroleum Council; formerly, Chairman of the
                       Board and Chief Executive Officer, Kerr-McGee
                       Corporation, diversified energy company; Chairman,
                       Oklahoma City Public Schools Foundation; and Director,
                       Federal Reserve System's Kansas City Reserve Bank; and
                       the Oklahoma City Chamber of Commerce.
                       123 Robert S. Kerr Avenue, Oklahoma City, OK  73102

JOHN E. MEROW          Director
     (68)
                       Retired Chairman and Senior Partner, Sullivan & Cromwell,
                       law firm; Director or Trustee, the Seligman Group of
                       Investment Companies; Director, Commonwealth Industries,
                       Inc., manufacturer of aluminum sheet products; Foreign
                       Policy Association; Municipal Art Society of New York;
                       the U.S. Council for International Business; and The New
                       York and Presbyterian Hospital; Chairman, American
                       Australian Association; and The New York and Presbyterian
                       Hospital Care Network, Inc.; Vice-Chairman, the U.S.-New
                       Zealand Council; Member of the American Law Institute and
                       Council on Foreign Relations.
                       125 Broad Street, New York, NY  10004

BETSY S. MICHEL        Director
     (55)
                       Attorney; Director or Trustee, the Seligman Group of
                       Investment Companies; Trustee, The Geraldine R. Dodge
                       Foundation, charitable foundation; and Chairman of the
                       Board of Trustees of St. George's School (Newport, RI);
                       formerly, Director, the National Association of
                       Independent Schools (Washington, DC).
                       St. Bernard's Road, P.O. Box 449, Gladstone, NJ  07934

JAMES C. PITNEY        Director
     (71)
                       Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm;
                       Director or Trustee, the Seligman Group of Investment
                       Companies; Director, Public Broadcasting Service (PBS);
                       formerly, Director, Public Service Enterprise Group, public utility. Park Avenue at Morris County, P.O. Box
                       1945, Morristown, NJ 07962-1945

JAMES Q. RIORDAN       Director
     (70)
                       Director, various corporations; Director or Trustee, the
                       Seligman Group of Investment Companies; The Houston
                       Exploration Company; The Brooklyn Museum; The Brooklyn
                       Union Gas Company; the Committee for Economic
                       Development; and Public Broadcasting Service (PBS);
                       formerly, Co-Chairman of the Policy Council of the Tax
                       Foundation; Director, Tesoro Petroleum Companies, Inc.;
                       Dow Jones & Co., Inc.; and Director and President,
                       Bekaert Corporation.
                       675 Third Avenue, Suite 3004, New York, NY  10017

ROBERT L. SHAFER       Director
     (65)
                       Director, various corporations, Director or Trustee, the
                       Seligman Group of Investment Companies; formerly, Vice
                       President, Pfizer Inc., pharmaceuticals; and Director,
                       USLIFE Corporation, life insurance.
                       235 East 42nd Street, New York, NY  10017

JAMES N. WHITSON       Director
     (63)
                       Director, Sammons Enterprises, Inc.; Director or Trustee,
                       the Seligman Group of Investment Companies; C-SPAN; and
                       CommScope, Inc., manufacturer of coaxial cables;
                       formerly, Executive Vice President and Chief Operating
                       Officer, Sammons Enterprises, Inc.; Director, Red Man
                       Pipe and Supply Company, piping and other materials.
                       5949 Sherry Lane, Suite 1900, Dallas, TX  75225

NEIL T. EIGEN          Vice President and Portfolio Manager
     (54)
                       Managing Director, J. & W. Seligman and Co.,
                       Incorporated; formerly, Senior Managing Director, Chief
                       Investment Officer and Director of Equity Investing, Bear
                       Stearns Asset Management.

LAWRENCE P. VOGEL       Vice President
     (41)
                       Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Seligman Financial Services, Inc., broker/dealer; and Seligman Data Corp., shareholder service agent; Vice President, the Seligman Group of Investment Companies; and Seligman Services, Inc., broker/dealer; and Treasurer, Seligman Henderson Co. advisers; formerly, Senior Vice President, Finance, Seligman Advisors, Inc., advisers; and Treasurer, Seligman Holdings, Inc., holding company.

FRANK J. NASTA         Secretary
     (33)
                       Senior Vice President, Law and Regulation and Corporate
                       Secretary, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Secretary, the Seligman
                       Group of Investment Companies, and Corporate Secretary,
                       Seligman Financial Services, Inc., broker/dealer;
                       Seligman Henderson Co., advisers; Seligman Services,
                       Inc., broker/dealer; and Seligman Data Corp., shareholder service agent; formerly, Senior Vice President, Law and Regulation and Corporate Secretary, Seligman Advisors,
                       Inc., advisers; and an attorney at Seward & Kissel, law firm.

THOMAS G. ROSE         Treasurer
     (40)
                       Treasurer, the Seligman Group of Investment Companies and
                       Seligman Data Corp., shareholder service agent.

  The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                                   Compensation Table

                                                                               Pension or
                                                     Aggregate             Retirement Benefits         Total Compensation
                                                    Compensation           Accrued as part of             from Fund and
Position With Fund                                 from Fund (1)              Fund Expenses            Fund Complex (2)(3)
-------------------------------------------  --------------------------  -----------------------  -----------------------------
William C. Morris, Director and Chairman                N/A                        N/A                         N/A
Brian T. Zino, Director and President                   N/A                        N/A                         N/A
Fred E. Brown, Director Emeritus                        N/A                        N/A                         N/A
Richard R. Schmaltz, Director                           N/A                        N/A                         N/A
John R. Galvin, Director                                $787.49                    N/A                        $69,000.00
Alice S. Ilchman, Director                               723.65                    N/A                         65,000.00
Frank A. McPherson, Director                             723.65                    N/A                         66,000.00
John E. Merow, Director                                  723.65                    N/A                         65,000.00
Betsy S. Michel, Director                                787.49                    N/A                         69,000.00
James C. Pitney, Director                                702.37                    N/A                         64,000.00
James Q. Riordan, Director                               744.93                    N/A                         67,000.00
Robert L. Shafer, Director                               744.93                    N/A                         67,000.00
James N. Whitson, Director                               766.21(d)                 N/A                         68,000.00(d)

_____________________
(1) Based on remunerations received by the Directors for the period ended December 31, 1997. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) For the year ended December 31, 1997.

(3) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

(d)  Deferred.

  The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such interest will be included in the directors' fees and expenses, and the accumulated balance thereof will be included in "Liabilities" in the Fund's financial statements. The total amount of deferred compensation (including interest) payable in respect of the Fund to Mr. Whitson as of December 31, 1997 was $776. The Fund has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

  As of March 31, 1998, directors and officers of the Fund as a group owned directly or indirectly 100,822 Class A shares, or 2.76% of the outstanding shares of the Class A capital stock of the Large-Cap Value Fund and 114,455 Class A shares, or 1.23% of the outstanding shares of the Class A capital stock of the Small-Cap Value Fund. No directors or officers owned Class B or Class D shares of either Series of the Fund as of such date.

  As of March 31, 1998, 493,013 Class A shares of the Large-Cap Value Fund, or 13.50% of the Series' Class A capital stock and 5.79% of the Series' capital stock then outstanding; 919,639 Class B shares of the Large-Cap Value Fund or 32.71% of the Series' Class B capital stock and 10.80% of the Series' capital stock then outstanding; and 494,644 Class D shares of the Large-Cap Value Fund or 24.10% of the Series' Class D capital stock and 5.81% of the Series' capital stock then outstanding were registered in the name of MLPF&S, 4800 Deer Lake Drive East, Jacksonville, FL 32246.

  As of March 31, 1998, 1,787,298 Class A shares of the Small-Cap Value Fund or 19.13% of the Series' Class A capital stock and 6.54% of the Series' capital stock then outstanding; 3,915,977 Class B shares of the Small-Cap Value Fund or 39.37% of the Series' Class B capital stock and 14.33% of the Series' capital stock then outstanding; and 3,860,762 Class D shares of the Small-Cap Value Fund or 47.99% of the Series' Class D capital stock and 14.12% of the Series' capital stock then outstanding were registered in the name of MLPF&S, 4800 Deer Lake Drive East, Jacksonville, FL 32246.

                            MANAGEMENT AND EXPENSES

  Under the Management Agreement, dated March 20, 1997, subject to the control of the Board of Directors, J. & W. Seligman & Co. Incorporated ( the "Manager") manages the investment of the assets of the Series, including making purchases and sales of portfolio securities consistent with each Series' investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

  The Manager is entitled to receive a management fee from each Series for its services to such Series, calculated daily and payable monthly. Each Series pays the Manager a management fee for its services, calculated daily and payable monthly, equal to .80% of the Large-Cap Value Fund's average daily net assets and 1.00% of the Small-Cap Value Fund's average daily net assets. The Manager, at its discretion, waived a portion of its fees for the Large-Cap Value Fund; accordingly, equal to $111,382. The management fees paid by the Large-Cap Value Fund for the period April 25, 1997 through December 31, 1997 was $36,266 or .20% per annum of the average daily net assets of such Series. The management fees paid by the Small-Cap Value Fund for the period April 25, 1997 through December 31, 1997 was $819,194 or 1.00% per annum of the average daily net assets of such Series.

  The Fund pays all its expenses other than those assumed by the Manager, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees including fees and expenses for qualifying the Fund and its shares under Federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by (or serving as a Director of) the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated between the Series in a manner determined by the Directors to be fair and equitable.

  The Management Agreement provides that the Manager will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

  The Management Agreement was initially approved by the Board of Directors on March 20, 1997 and by the sole shareholder of each Series on April 7, 1997. The Management Agreement will continue in effect until December 31, 1998 and thereafter from year to year, if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Series and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) the Manager shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by any Series, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. Each Series has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

  The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix B for further history of the Manager.

  Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Compliance Officer, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

  The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

  Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

          ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

  Each Series of the Fund has adopted an Administration, Shareholder Services and Distribution Plan for each Class of such Series (the "Plans") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

  The Plans were approved on March 20, 1997 by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Directors") and by the sole shareholder of each Series on April 7, 1997. The Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the Class. If the amount payable in respect of Class A shares under the Plans is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Directors and Qualified Directors.

  For the period ended December 31, 1997, Seligman Financial Services, Inc., ("SFSI"), an affiliate of the Manager, received payments under the Plan in respect of Class A shares of the Large-Cap Value Fund and the Small-Cap Value Fund of $19,751 and $75,499, or 0.22% and 0.24% per annum, respectively, of the average daily net assets of each Series' Class A shares. This amount was used primarily to pay Service Organizations on a continuing basis for providing personal services and/or maintenance of shareholder accounts. For the period ended December 31, 1997, fees incurred by the Large-Cap Value Fund and the Small-Cap Value Fund in respect of the Series' Class B shares amounted to $60,150 and $293,782, respectively, or 1.00% per annum of the average daily net assets of each Series' Class B shares. Of this amount, 0.725% per annum was paid directly to FEP Capital, L.P. ("FEP") to compensate it for having funded, at the time of sale (i) the 4% commission paid to selling brokers and (ii) a payment of 0.25% of sales to SFSI; 0.025% per annum was paid to SFSI; and the remaining 0.25% per annum was paid to SFSI which, in turn, made an equal payment to Service Organizations for providing personal services and/or maintenance of shareholder accounts. For the period ended December 31, 1997, fees incurred in respect of Class D shares of the Large-Cap Value Fund and the Small-Cap Value Fund amounted to $34,644 and $210,837, respectively, or 1.00% per annum of the average daily net assets of each Series' Class D shares. This amount was paid to SFSI and reimbursed it primarily for the 1% payment made to dealers at the time of sale and for certain other direct distribution costs.

  The Plans require that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS

  The Management Agreement recognizes that in the purchase and sale of portfolio securities the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, as well as to the general attitude toward and support of investment companies demonstrated by such broker or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to the Series. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Fund.

  In over-the-counter markets, the Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. Each Series may buy securities from or sell securities to dealers acting as principal, except dealers with which the Fund's directors and/or officers are affiliated.

  When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

  The total brokerage commissions paid to others for execution, research and statistical services for the Large-Cap Value Fund and the Small-Cap Value Fund for the period ended December 31, 1997 were $80,073 and $333,924, respectively.

                    PURCHASE AND REDEMPTION OF SERIES SHARES

  Each Series issues three classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class B shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within 6 years of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares" and "Redemption of Shares" in the Prospectus.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class B and Class D shares are sold at net asset value. Using the Fund's net asset value at December 31, 1997, the maximum offering price of the Fund's shares is as follows:

CLASS A                                             LARGE-CAP   SMALL-CAP
                                                    Value Fund  Value Fund

  Net asset value per Class A share...............       $9.09      $ 9.73

  Maximum sales load (4.75% of offering price)....         .45         .49
                                                         -----      ------

  Offering price to public........................       $9.54      $10.22
                                                         =====      ======

  CLASS B AND CLASS D

  Net asset value and offering prices per share*..       $9.04      $ 9.69
                                                         =====      ======
----------

* Class B shares are subject to a CDSL declining from 5% in the first year after
  purchase to 0% after six years.   Class D shares are subject to a CDSL of 1%
  on redemptions within one year of purchase. See "Redemption of Shares" in the Prospectus.

CLASS A SHARES - REDUCED INITIAL SALES LOADS

REDUCTIONS AVAILABLE. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

  VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.

  THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of a Series and any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares already owned that were sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load, to determine reduced sales loads in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if SFSI is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

  A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Series that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other Seligman Mutual Funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase. Reduced sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent see "Terms and Conditions - Letter of Intent - Class A Shares Only" in the back of the Prospectus.

  Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Fund's prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales loads apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, of 1986, as amended (the "Code"), organizations tax exempt under Section 501(c)(3) or
(13) of the Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

  1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports and other shareholder communications.

  2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

  3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS.    The table of sales loads in the Prospectus
applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (i) $500,000 invested in Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.

PAYMENT IN SECURITIES. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales load), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. (See "Valuation.")

FURTHER TYPES OF REDUCTIONS. Class A shares may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives and policies similar to the Fund who purchase shares with redemption proceeds of such funds (not to exceed the dollar value of such redemption proceeds); to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

  The Fund may also sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager, and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.

  Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

More About Redemptions. The procedures for redemption of Series shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading, on the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                             DISTRIBUTION SERVICES

  SFSI acts as general distributor of the shares of the Series and of the other Seligman Mutual Funds on a best efforts basis. The Fund and SFSI are parties to a Distributing Agreement, dated March 20, 1997. As general distributor of the Fund's Capital Stock, SFSI allows commissions to all dealers, as indicated in the Prospectus. Pursuant to agreements with the Fund, certain dealers may also provide sub-accounting and other services for a fee. SFSI receives the balance of sales loads and any CDSLs on Class A or Class D shares paid by investors. The following table sets forth the concessions received by SFSI, dealer commissions, and CDSL retained for each Series for the period ended December 31, 1997:


Series                      SFSI Concessions              Dealer Commissions                    CDSL Retained
----------------------  -------------------------  --------------------------------  -----------------------------------

Large-Cap Value Fund            $ 29,676                     $  413,291                             $   536

Small-Cap Value Fund             194,285                      1,921,267                              11,454

  SFSI has assigned its rights to collect any CDSL imposed on redemptions of Class B shares to FEP Capital, L.P. ("FEP"). SFSI has also assigned its rights to the distribution fees with respect of Class B shares received by it pursuant to the Plans (other than the portion of such fees used to make ongoing shareholder servicing payments to Service Organizations as described in the Prospectus) to FEP, which provides funding to SFSI to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. In connection with the assignment of its rights to collect any CDSL and the distribution fees with respect to Class B shares, SFSI receives payments from FEP based on the value of Class B shares sold. The aggregate amounts of such payments from FEP and the Class B distribution fees retained by SFSI for the period ended December 31, 1997 for the Large-Cap Value Fund and the Small-Cap Value Fund were $38,244 and $209,547, respectively.

  Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended December 31, 1997, SSI received commissions from sales of Series shares and distribution and service fees pursuant to the Plan as follows:


                                             Distribution and
                               Commissions   Service Fees
                               -----------   ------------

Large-Cap Value Fund               $  725      $2,587

Small-Cap Value Fund                4,687       3,777

                                   VALUATION

  Net asset value per share of each class of a Series of the Fund is determined as of the close of regular trading on the NYSE, (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class of a Series on each day in which there is a sufficient degree of trading in the Series' portfolio securities that the net asset value of Series shares might be materially affected. Net asset value per share for a class of a Series is computed by dividing such class' share of the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares of such Series as a result of the higher distribution fee with respect to such shares.

  Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares. Premiums received on the sale of call options will be included in the net asset value, and the current market value of the options sold by the Fund will be subtracted from net asset value.

  Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Fund's Board of Directors.

          For purposes of determining the net asset value per share of a Series, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                                  PERFORMANCE

  The total returns for Class A shares of the Large-Cap Value Fund and the Small-Cap Value Fund for the period April 25, 1997 (inception) through December 31, 1997 were 23.08% and 29.83%, respectively. These returns were computed by subtracting the maximum sales load of 4.75% of the public offering price and assuming that all of the dividends and gain distributions paid by each Series' Class A shares over the relevant time period were reinvested. It was then assumed that at the end of the period, the entire amount was redeemed. The total return was then determined by calculating the rate required for the initial investment to grow to the amount which would have been received upon redemption (income and capital). The total returns for Class B shares of the Large-Cap Value Fund and the Small-Cap Value Fund for the period April 25, 1997 (inception) through December 31, 1997 were 23.46% and 30.82%, respectively. This return was computed assuming that all of the dividends and gain distributions paid by each Series' Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the period the entire amount was redeemed, subtracting the 5% CDSL. The total returns for Class D shares of the Large-Cap Value Fund and the Small-Cap Value Fund for the period April 25, 1997 (inception) through December 31, 1997 were 27.46% and 34.82%, respectively. These returns were computed assuming that all of the dividends and gain distributions paid by each Series' Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the period, the entire amount was redeemed, subtracting the 1% CDSL.

  Table A below illustrates the total return (income and capital) on Class A shares of each Series of the Fund with dividends invested and gain distributions taken in shares. It shows that a $1,000 investment in Class A shares of the Large-Cap Value Fund, assuming payment of the 4.75% sales load, made on April 25, 1997 (commencement of offering) had a value of $1,231 on December 31, 1997, resulting in an aggregate total return of 23.08%; and a $1,000 investment in Class A shares of the Small-Cap Value Fund, assuming payment of the 4.75% sales load, made on April 25, 1997 (commencement of offering) had a value of $1,298 on December 31, 1997, resulting in an aggregate total return of 29.83%. Table B illustrates the total return (income and capital) on Class B shares of each Series of the Fund with dividends invested and gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class B shares of the Large-Cap Value Fund made on April 25, 1997 (commencement of offering) had a value of $1,235 on December 31, 1997, after subtracting the 5% CDSL, resulting in an aggregate total return of 23.46%; and a $1,000 investment in Class B shares of the Small-Cap Value Fund made on April 25, 1997 (commencement of offering) had a value of $1,308 on December 31, 1997, after subtracting the 5% CDSL, resulting in an aggregate total return of 30.82%. Table C illustrates the total return (income and capital) on Class D shares of each Series with dividends invested and gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class D shares of the Large-Cap Value Fund made on April 25, 1997 (commencement of offering) had a value of $1,275 on December 31, 1997, after subtracting the 1% CDSL, resulting in an aggregate total return of 27.46%; and a $1,000 investment in Class D shares of the Small-Cap Value Fund made on April 25, 1997 (commencement of offering) had a value of $1,348 on December 31, 1997, after subtracting the 1% CDSL, resulting in an aggregate total return of 34.82%. The results shown should not be considered a representation of the dividend income or gain in capital value which may be realized from an investment made in a class of shares of the Fund today.

                             TABLE A - CLASS A SHARES

                   Value of          Value of       Value     Total Value
  Period           Initial         Capital Gain      of           of           Total
 Ended /1/      INVESTMENT/ 2/     DISTRIBUTIONS  DIVIDENDS  INVESTMENT/2/  RETURN/1,3/
-----------  --------------------  -------------  ---------  -------------  ------------
             LARGE-CAP VALUE FUND
12/31/97                   $1,212            $18         $1         $1,231        23.08%

             SMALL-CAP VALUE FUND
12/31/97                   $1,297            $ 1         -         $1,298        29.83%

                            TABLE B - CLASS B SHARES

                           VALUE OF       VALUE OF       VALUE     TOTAL VALUE
        Period             Initial      Capital Gain      of           of           Total
      Ended /1/         INVESTMENT/ 2/  DISTRIBUTIONS  DIVIDENDS  INVESTMENT/2/  RETURN/1,3/
----------------------  --------------  -------------  ---------  -------------  ------------
LARGE-CAP VALUE FUND
12/31/97                        $1,217            $18         --$        $1,235        23.46%

SMALL-CAP VALUE FUND
12/31/97                        $1,307            $ 1         --$        $1,308        30.82%

                            TABLE C - CLASS D SHARES

                           VALUE OF       VALUE OF       VALUE     TOTAL VALUE
        Period             Initial      Capital Gain      of           of           Total
      Ended /1/         INVESTMENT/ 2/  DISTRIBUTIONS  DIVIDENDS  INVESTMENT/2/  RETURN/1,3/
----------------------  --------------  -------------  ---------  -------------  ------------
LARGE-CAP VALUE FUND
12/31/97                        $1,257            $18         --$        $1,275        27.46%

SMALL-CAP VALUE FUND
12/31/97                        $1,347            $ 1         --$        $1,348        34.82%

_______________________
/1 /From commencement of operations on April 25, 1997.

/2/ The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load or CDSL, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSL, if applicable, and assumes investment of all dividends and capital gain distributions.

/3/ "Total Return" for each class of shares of a Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales load for Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSL on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

                              GENERAL INFORMATION

  The Fund was incorporated under the laws of the State of Maryland on January 27, 1997. It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Directors may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or the Articles of Incorporation.

CAPITAL STOCK. The Board of Directors is authorized to classify or reclassify and issue any unissued Capital Stock of the Fund into any number of other Series or classes without further action by shareholders. To date, shares of two series have been authorized, which shares constitute interests in the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund. The 1940 Act requires that where more than one series or class exists, each series or class must be preferred over all other series or classes in respect of assets specifically allocated to such series or class.

  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for each Series of the Fund.

AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                              FINANCIAL STATEMENTS

  Each Series' Annual Report to shareholders for the period April 25, 1997 (commencement of operations) to December 31, 1997 contains a portfolio of investments as of December 31, 1997, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditor's Report thereon, are incorporated herein by reference. This Report will be furnished without charge to investors who request copies of this Fund's Statement of Additional Information.

                                   APPENDIX A


MOODY'S INVESTORS SERVICE, INC.  ("MOODY'S")

DEBT SECURITIES

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


COMMERCIAL PAPER

  Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicate the highest quality repayment ability of the rated issue.

  The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issues rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING SERVICE ("S&P")

DEBT SECURITIES

  AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

  A: Debt issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although it is somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

  BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  C: The rating C is reserved for income bonds on which no interest is being paid.

  D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.


COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

  C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

  D:  Debt rated "D" is in payment default.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

  The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED


  Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

  Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

 .  Helps finance America's fledgling railroads through underwriting.
 . Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
 .  Becomes a prominent underwriter of corporate securities, including New York
   Mutual Gas Light Company, later part of Consolidated Edison.
 .  Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
 .  Is appointed U.S. Navy fiscal agent by President Grant.
 . Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

 .  Helps Congress finance the building of the Panama Canal.

 ...1910s

 . Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

 . Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
 . Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.

 ...1930s

 .  Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
 .  Establishes Investment Advisory Service.

 ...1940s

 .  Helps shape the Investment Company Act of 1940.
 .  Leads in the purchase and subsequent sale to the public of Newport News
   Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
 .  Assumes management of National Investors Corporation, today Seligman Growth
   Fund, Inc.
 .  Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

 .  Develops new open-end investment companies.  Today, manages more than 40 mutual fund portfolios.
 .  Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
 .  Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations
   Corporation.
 . Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

 .  Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality
   Municipal Fund, Inc., two closed-end funds that invest in high-quality municipal bonds.
 .  In 1991 establishes a joint venture with Henderson plc, of London, known as
   Seligman Henderson Co., to offer global investment products.
 . Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

 . Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Growth Opportunities Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund and Seligman Henderson Emerging Markets Growth Fund.

 . Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997



                                         SHARES        VALUE
                                         ------        -----
COMMON STOCKS  98.0%
AEROSPACE  6.6%
GOODRICH (B.F.)
    Manufacturer and supplier of
    systems and component parts
    for the aerospace industry           42,000      $1,740,375

UNITED TECHNOLOGIES
    Manufacturer of elevators, jet
    engines, flight systems, and
    automotive parts                     22,000       1,601,875
                                                     ----------
                                                      3,342,250
                                                     ----------

AUTOMOTIVE AND
RELATED 5.9%
FORD MOTOR
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                         35,000       1,704,062

GENERAL MOTORS
   Manufacturer and distributor of
   automobiles, trucks, and
   related parts                         21,500       1,303,448
                                                     ----------
                                                      3,007,510
                                                     ----------

BANKING 11.2%
BANK OF NEW YORK
   Commercial bank                       29,000       1,676,563

BANKAMERICA
   Commercial bank                       23,000       1,679,000

SUMMIT BANCORP
   Operator of commercial banks          44,350       2,361,637
                                                     ----------
                                                      5,717,200
                                                     ----------

DRUGS AND
HEALTH CARE 6.1%
BRISTOL-MYERS SQUIBB
   Developer and manufacturer of
   health and personal care products     14,900       1,409,912

HUMANA*
   Provider of managed health
   care plans                            82,300       1,707,725
                                                     ----------
                                                      3,117,637
                                                     ----------

ELECTRIC UTILITIES 3.2%
DOMINION RESOURCES
   Provider of electric services in
   the mid-Atlantic region               38,500       1,638,656
                                                     ----------

ENERGY 3.4%
TEXACO
   Explorer, producer, transporter,
   refiner, and marketer of natural
   gas, oil, and petroleum products      31,800       1,729,125
                                                     ----------

FINANCE AND
INSURANCE 15.2%

THE EQUITABLE COMPANIES
   Insurance and investment
   management organization               34,000       1,691,500

FEDERAL NATIONAL
MORTGAGE ASSOCIATION
   Provider of mortgage financing        23,100       1,318,144

TRAVELERS
   Provider of broad-based
   financial services                    28,500       1,535,438

USF&G
   Provider of property, casualty,
   and life insurance                    83,800       1,848,837

WASHINGTON MUTUAL
   Regional finance company for
   small- and mid-sized businesses       21,100       1,345,784
                                                     ----------
                                                      7,739,703
                                                     ----------

FOOD 2.7%
DOLE FOOD
   Producer and marketer of fresh and
   packaged fruits and vegetables        30,500       1,395,375
                                                     ----------

HOUSEHOLD PRODUCTS
AND FURNISHINGS 9.6%
ARMSTRONG WORLD INDUSTRIES
   Manufacturer and marketer of
   interior furnishings                  21,000       1,569,750

DIAL
   Manufacturer and marketer of
   personal care, household, and
   laundry products                      89,000       1,852,313

KIMBERLY-CLARK
   Manufacturer of consumer paper
   products; newsprint                   30,000       1,479,375
                                                     ----------
                                                      4,901,438
                                                     ----------

                                                                            ----

================================================================================
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                         SHARES        VALUE
                                         ------        -----

INDUSTRIAL EQUIPMENT  3.0%
GENERAL ELECTRIC
   Supplier of electrical equipment
   and other industrial and
   consumer products                     21,000      $1,540,875
                                                     ----------

MEDICAL PRODUCTS
AND TECHNOLOGY  6.8%
BAXTER INTERNATIONAL
   Manufacturer and distributor of
   hospital and laboratory products      30,100       1,518,169

MEDTRONIC
   Manufacturer of pacemakers and
   related cardiovascular products       37,000       1,935,563
                                                   ------------
                                                      3,453,732
                                                   ------------

OFFICE EQUIPMENT  3.3%
XEROX
   Developer and marketer of
   document processing products
   and services                          22,500       1,660,781
                                                   ------------

PACKAGING  3.4%
CROWN CORK & SEAL
   Manufacturer of packaging
   products                              35,000       1,754,375
                                                   ------------

RETAIL TRADE  10.9%
GAP
   Specialty apparel retailer            37,500       1,328,906

MAY DEPARTMENT STORES
   Department store operator             24,000       1,264,500

PENNEY (J.C.)
   Operator of retail department
   stores and drugstores                 22,000       1,326,875

SEARS, ROEBUCK
   Large retail store operator           36,000       1,629,000
                                                   ------------
                                                      5,549,281
                                                   ------------

SPECIALTY MATERIALS  3.3%
RAYCHEM
   Diversified product manufacturer
   for the aerospace, automotive,
   cable television, and
   communications industries             39,000       1,679,438
                                                   ------------

TOBACCO  3.4%
PHILIP MORRIS
   Manufacturer of tobacco
   products, food, and beverages         38,500       1,744,531
                                                   ------------

TOTAL COMMON STOCKS
(Cost $46,788,636)                                   49,971,907


SHORT-TERM HOLDINGS  1.4%
(Cost $700,000)                                         700,000
                                                    -----------

TOTAL INVESTMENTS  99.4%
(Cost $47,488,636)                                   50,671,907



OTHER  ASSETS
LESS LIABILITIES  0.6%                                  315,278
                                                   ------------
NET ASSETS  100.0%                                  $50,987,185
                                                   ============


-------------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte &Touche LLP. See Notes to Financial Statements.


----
8

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997



ASSETS:

Investments, at value:
  Common stocks (cost $46,788,636) ...........    $49,971,907
  Short-term holdings (cost $700,000) ........        700,000       $50,671,907
                                                  -----------
Cash..........................................................           52,614
Receivable for Capital Stock sold ............................          672,146
Receivable for dividends and interest ........................           73,554
Receivable for securites sold ................................           51,883
Receivable from associated companies .........................           13,364
Deferred organization expenses ...............................           11,165
Expenses prepaid to shareholder service agent ................           10,225
Other ........................................................           33,375
                                                                     -----------
TOTAL ASSETS .................................................        51,590,233
                                                                     -----------

LIABILITIES:
Payable for securities purchased .............................           360,225
Payable for Capital Stock repurchased ........................           129,512
Accrued expenses, taxes, and other ...........................           113,311
                                                                     -----------
TOTAL LIABILITIES ............................................           603,048
                                                                     -----------
NET ASSETS ...................................................       $50,987,185
                                                                     ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 1,000,000,000 shares authorized; 5,626,488 shares outstanding):
  CLASS A ....................................................       $     2,608
  CLASS B ....................................................             1,872
  CLASS D ....................................................             1,146
Additional paid-in capital                                            46,962,800
Undistributed net investment income ..........................            11,906
Undistributed net realized gain ..............................           823,582
Net unrealized appreciation of investments ...................         3,183,271
                                                                     -----------
NET ASSETS ...................................................       $50,987,185
                                                                     ===========
NET ASSET VALUE PER SHARE:
CLASS A ($23,698,831 / 2,608,456 shares) .....................             $9.09
                                                                           =====
CLASS B ($16,929,893 / 1,872,268 shares) .....................             $9.04
                                                                           =====
CLASS D ($10,358,461 / 1,145,764 shares) .....................             $9.04
                                                                           =====


----------------
See Notes to Financial Statements.

                                                                            ----

================================================================================
STATEMENT OF OPERATIONS
For the Period April 25, 1997,* to December 31, 1997

INVESTMENT INCOME:
Dividends .............................................   $ 355,269
Interest ..............................................      23,989
                                                          ---------
TOTAL INVESTMENT INCOME ...........................................       $ 379,258
EXPENSES:
Management fee ........................................     147,648
Distribution and service fees .........................     114,545
Shareholder account services ..........................      59,042
Registration ..........................................      55,590
Shareholder reports and communications ................      42,093
Auditing and legal fees ...............................      21,635
Custody and related services ..........................       7,000
Directors' fees and expenses ..........................       4,504
Amortization of deferred organization expenses ........       2,011
Miscellaneous .........................................       2,564
                                                          ---------
Total Expenses Before Management Fee Waiver ...........     456,632
Management Fee Waiver .................................    (111,382)
                                                          ---------
TOTAL EXPENSES AFTER MANAGEMENT FEE WAIVER ........................          345,250
                                                                           ---------
NET INVESTMENT INCOME .............................................           34,008

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ......................   1,395,588
Net change in unrealized appreciation of investments ..   3,183,271
                                                          ---------
NET GAIN ON INVESTMENTS ...........................................        4,578,859
                                                                          ----------
INCREASE IN NET ASSETS FROM OPERATIONS ............................       $4,612,867
                                                                          ==========

----------------
* Commencement of operations.
See Notes to Financial Statements.



----
10

================================================================================
STATEMENT OF CHANGES IN NET ASSETS



                                                                                             APRIL 25, 1997*
                                                                                                   TO
                                                                                            DECEMBER 31, 1997
                                                                                             --------------
OPERATIONS:
Net investment income ..............................................................           $    34,008
Net realized gain on investments ...................................................             1,395,588
Net change in unrealized appreciation of investments ...............................             3,183,271
                                                                                               -----------
INCREASE IN NET ASSETS FROM OPERATIONS .............................................             4,612,867
                                                                                               -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ..........................................................................              (22,102)
Net realized gain on investments:
   Class A ..........................................................................             (268,929)
   Class B ..........................................................................             (188,489)
   Class D ..........................................................................             (114,588)
                                                                                               -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ...........................................             (594,108)
                                                                                               -----------

                                                                          SHARES
                                                                     -----------------
                                                                      APRIL 25, 1997*
                                                                            TO
                                                                     DECEMBER 31, 1997
                                                                     -----------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .......................................................      2,081,806               17,203,013
   Class B .......................................................      1,758,227               14,700,536
   Class D .......................................................        769,857                6,526,662
Investment of dividends:
   Class A .......................................................          2,282                   20,514
Exchanged from associated Funds:
   Class A .......................................................        673,049                5,675,733
   Class B .......................................................        216,546                1,850,949
   Class D .......................................................        538,684                4,563,959
Shares issued in payment of gain distributions:
   Class A .......................................................         28,791                  248,471
   Class B .......................................................         19,544                  167,688
   Class D .......................................................         12,598                  108,094
                                                                        ---------              -----------
Total ............................................................      6,101,384               51,065,619
                                                                        ---------              -----------

Cost of shares repurchased:
   Class A .......................................................       (117,118)                (997,479)
   Class B .......................................................        (52,380)                (455,672)
   Class D .......................................................        (30,230)                (264,838)
Exchanged into associated Funds:
   Class A .......................................................        (67,357)                (583,297)
   Class B .......................................................        (69,669)                (594,926)
   Class D .......................................................       (145,145)              (1,250,982)
                                                                        ---------              -----------
Total ............................................................       (481,899)              (4,147,194)
                                                                        ---------              -----------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...........      5,619,485               46,918,425
                                                                        =========              -----------
INCREASE IN NET ASSETS ..........................................................               50,937,184
NET ASSETS:
Beginning of period .............................................................                   50,001
                                                                                               -----------
END OF PERIOD (including undistributed net investment income of $11,906) ........              $50,987,185
                                                                                               ===========


-----------------
* Commencement of operations.
See Notes to Financial Statements.



                                                                            ----

================================================================================
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION -- Seligman Large-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations),other than those related to organizational matters, and the sale and issuance to Seligman Financial Services, Inc. (the "Distributor")of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

2. MULTIPLE CLASSES OF SHARES -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

   a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

   b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

   c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

   d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the period ended December 31, 1997, distribution and service fees were the only class-specific expenses.

   e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

   f. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

4. SHORT-TERM INVESTMENTS -- At December 31, 1997, the Fund owned short-term investments which matured in less than seven days.

5. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the period ended December 31, 1997, amounted to $55,651,080 and $10,258,032, respectively.

         At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for



----
12

================================================================================
NOTES TO FINANCIAL STATEMENTS

financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $4,078,507 and $895,236, respectively.

6. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets. For the period ended December 31, 1997, the Manager, at its discretion, waived a portion of its fees equal to $111,382. The management fees reflected in the Statement of Operations represent 0.20% per annum of the Fund's average daily net assets.

         The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $29,676 from sales of Class A shares, after commissions of $413,291 were paid to dealers.

         The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the period ended December 31, 1997, fees incurred aggregated $19,751, or 0.22% per annum of the average daily net assets of Class A shares.

         Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

         With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

         For the period ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $60,150 and $34,644, respectively.

         The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the period ended December 31, 1997, such charges amounted to $536.

         The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the period ended December 31, 1997, amounted to $38,244.

         Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the period ended December 31, 1997, Seligman Services, Inc. received commissions of $725 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $2,587, pursuant to the Plan.

         Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $56,617 for shareholder account services.

         Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

         The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1997, of $407 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.


                                                                            ----

================================================================================
FINANCIAL HIGHLIGHTS


         The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

         "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

         "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.


                                                          CLASS A        CLASS B        CLASS D
                                                        ----------      ---------      ---------
                                                         4/25/97*       4/25/97*       4/25/97*
                                                            TO             TO             TO
                                                         12/31/97       12/31/97       12/31/97
                                                          -------        -------       --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...................   $7.14          $7.14          $7.14
                                                          ------         ------         ------
Net investment income (loss)** .........................     .03           (.01)          (.01)
Net realized and unrealized investment gain ............    2.06           2.04           2.04
                                                          ------         ------         ------
INCREASE FROM INVESTMENT OPERATIONS ....................    2.09           2.03           2.03

Dividend paid ..........................................    (.01)            --             --
Distributions from net gain realized ...................    (.13)          (.13)          (.13)
                                                           -----         ------         ------
NET INCREASE IN NET ASSET VALUE ........................    1.95           1.90           1.90
                                                           -----         ------         ------
NET ASSET VALUE, END OF PERIOD .........................   $9.09          $9.04          $9.04
                                                          ======         ======          =====
TOTAL RETURN BASED ON NET ASSET VALUE: .................  29.28%          28.46%        28.46%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........................   1.47%+         2.25%+         2.25%+
Net investment income (loss) to average net assets .....    .58%+        (.20)%+        (.20)%+
Portfolio turnover .....................................  38.74%         38.74%         38.74%
Average commission rate paid ...........................  $.0590         $.0590         $.0590
NET ASSETS, END OF PERIOD (000s omitted) ............... $23,699        $16,930        $10,358
Without management fee waiver:**
  Net investment loss per share ........................ $    --         $ (.05)        $ (.05)
  Ratios:
  Expenses to average net assets .......................   2.07%+         2.85%+         2.85%+
  Net investment loss to average net assets ............  (.02)%+        (.80)%+        (.80)%+



-------------------
  * Commencement of operations.
 ** The Manager, at its discretion, waived a portion of its fees for the period presented.
  + Annualized.
See Notes to Financial Statements.



----
14

================================================================================
REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN LARGE-CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Fund as of December 31, 1997, the related statements of operations and of changes in net assets, and the financial highlights for the period from April 25, 1997 (commencement of operations)to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 25, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998


                                                                            ----

PART C.  OTHER INFORMATION
         -----------------

Item 24. Financial Statements and Exhibits
-------  ---------------------------------

  (a)    Financial Statements:

         Part A:   Financial Highlights for each Series' Class A, Class B and
         ------    Class D shares for the period April 25, 1997 (commencement of operations) to December 31, 1997.

         Part B:   Required Financial Statements of each Series of the
         ------    Registrant, which are included in each Series' Annual Report to Shareholders dated December 31, 1997, are incorporated by reference in the Statement of Additional Information. These financial statements are: Portfolio of Investments as of December 31, 1997; Statement of Assets and Liabilities as of
                   December 31, 1997; Statement of Operations for the period
                   April 25, 1997 (commencement of operations) to December 31,
                   1997; Statement of Changes in Net Assets for the period April
                   25, 1997 (commencement of operations) to December 31, 1997;
                   Notes to Financial Statements; Financial Highlights for the period April 25, 1997 (commencement of operations) to December 31, 1997; Report of Independent Auditors.

(b)      Exhibits: Exhibits listed below have been previously filed and are incorporated by reference herein, except Exhibits marke d with an asterisk (*) which are incorporated herein.

(1) Articles of Incorporation of Registrant. (Incorporated by reference to the Registratio n Statement of the Registrant filed on Form N-1A on January 31, 1997.)

(2) By-laws of Registrant. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(5)(a) Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(6)(a) Distributing Agreement between Registrant and Seligman Financial Services, Inc. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(6)(b) Sales Agreement between Seligman Financial Services, Inc. and Dealers. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(7)(a) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(7)(b)   Deferred Compensation Plan for Directors of Seligman Value Fund
         Series.*

(8) Form of Custody and Investment Accounting Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(10) Opinion and Consent of Counsel. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(11)     Consent of Independent Auditors.*

(13) Investment Letter between Registrant and Seligman Financial Services, Inc. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14)(a) The Seligman Roth/Traditional IRA Information Kit. (Incorporated by reference to Exhibit q(4) to Registration No. 333-50295 , Form N-2, filed on April 16, 1998.)

(14)(b) The Seligman Simple IRA Plan documents for employers. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14)(c) The Seligman Simple IRA Plan Agreement and Disclosure Statement for participants. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14)(d) Qualified Plan and Trust Basic Plan Document. (Incorporated by reference to Exhibit q(4) to Registration No. 333-50295, Form N-2, filed on April 16, 1998.)

--------------------------------------

(14)(e) Flexible Standardized 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by reference to Exhibit q(4) to Registration No. 333-50295, Form N-2, filed on April 16, 1998.)


(14)(f) Flexible Nonstandardized Safe Harbor 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by reference to Exhibit q(4) to Registration No. 333-50295, Form N-2, filed on April 16, 1998.)

(14)(g) Simplified Employee Pension Plan. (Incorporated by reference to Exhibit 14(f) to Registration No. 2-10835, Post-Effective Amendment No. 76, filed on April 29, 1998.)

(14)(h) Educational IRA. (Incoporated by reference to Exhibit 14(f) to Registration No. 2-10835, Post-Effective Amendment No. 76, filed on April 29, 1998.)

(15)(a) Administration, Shareholder Services and Distribution Plan of Seligman Large-Cap Value Fund. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(15)(b) Administration, Shareholder Services and Distribution Plan of Seligman Small-Cap Value Fund. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(15)(c) Form of Administration, Shareholder Services and Distribution Agreement between Seligman Financial Services, Inc. and Dealers. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(16) Performance Data Computation Schedule. (Incorporated by reference to Post-Effective Amendment No. 2, filed on November 26, 1997.)

(17)     Financial Data Schedules.*

(18) Seligman Group of Funds Multiclass Plan pursuant to Rule 18f-3. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

Other Exhibits:  Powers of Attorney  (Incorporated by reference to Pre-Effective
                 Amendment No. 2, filed on April 17, 1997.)

Item 25.  Persons Controlled by or Under Common Control with Registrant - None
-------   -------------------------------------------------------------

Item 26.  Number of Holders of Securities
--------  -------------------------------

                       (1)                                                 (2)

                                                            Number of Record Holders
                 Title of Class                                as of March 31, 1998
                 -------------------------------               --------------------
                Seligman Large-Cap Value Fund                          2,550
                 Class A Common Stock                                  2,233
                 Class B Common Stock                                  1,491
                 Class D Common Stock

                Seligman Small-Cap Value Fund
                 Class A Common Stock                                  7,786
                 Class B Common Stock                                  8,833
                 Class D Common Stock                                  6,379



Item 27.  Indemnification
--------  ---------------

          Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation filed as Exhibit 24(b)(1) of the Registrant's Registration Statement, filed on Form N-1A on January 31, 1997 and Article VII of Registrant's By-laws filed as Exhibit 24(b)(2) to Registrant's Pre-Effective Amendment No. 2 to the Registration Statement.

--------------------------------------

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser
--------  ----------------------------------------------------


          J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment adviser. The Manager also serves as investment adviser to several associated investment companies. They are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc. Seligman Select Municipal Fund, Inc., and Tri-Continental Corporation.

          The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Forms ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-15798), which was filed on March 31, 1998.


Item 29.  Principal Underwriters
-------   ----------------------

          (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, depositor or investment adviser are as follows:

                  Seligman Capital Fund, Inc.
                  Seligman Cash Management Fund, Inc.
                  Seligman Common Stock Fund, Inc.
                  Seligman Communications and Information Fund, Inc. Seligman Frontier Fund, Inc.
                  Seligman Growth Fund, Inc.
                  Seligman Henderson Global Fund Series, Inc.
                  Seligman High Income Fund Series
                  Seligman Income Fund, Inc.
                  Seligman Municipal Fund Series, Inc.
                  Seligman Municipal Series Trust
                  Seligman New Jersey Municipal Fund, Inc.
                  Seligman Pennsylvania Municipal Fund Series
                  Seligman Portfolios, Inc.

        (b) Name of each director, officer or partner of Registrant's principal underwriter named in the answer to Item 21:

--------------------------------------

                       Seligman Financial Services, Inc.
                       ---------------------------------
                              As of March 31, 1998
                              --------------------

          (1)                                  (2)                                    (3)
    Name and Principal                  Positions and Offices                  Positions and Offices
     Business Address                   with Underwriter                       with Registrant
     ----------------                   ----------------                       ---------------
     WILLIAM C. MORRIS*                 Director                               Chairman of the Board and Chief Executive Officer
     BRIAN T. ZINO*                     Director                               President and Director
     RONALD T. SCHROEDER*               Director                               None
     FRED E. BROWN*                     Director                               Director Emeritus
     WILLIAM H. HAZEN*                  Director                               None
     THOMAS G. MOLES*                   Director                               None
     DAVID F. STEIN*                    Director                               None
     STEPHEN J. HODGDON*                President                              None
     CHARLES W. KADLEC*                 Chief Investment Strategist            None
     LAWRENCE P. VOGEL*                 Senior Vice President, Finance         Vice President
     ED LYNCH*                          Senior Vice President, Director        None
                                        of Marketing
     MARK R. GORDON*                    Senior Vice President, National        None
                                        Sales Manager
     GERALD I. CETRULO, III             Senior Vice President of Sales         None
     140 West Parkway
     Pompton Plains, NJ  07444
     JONATHAN G. EVANS                  Senior Vice President of Sales         None
     222 Fairmont Way
     Ft. Lauderdale, FL  33326
     BRADLEY W. LARSON                  Senior Vice President of Sales         None
     367 Bryan Drive
     Alamo, CA  94526
     BRUCE M. TUCKEY                    Senior Vice President of Sales         None
     41644 Chathman Drive
     Novi, MI  48375
     ANDREW S. VEASEY                   Senior Vice President of Sales         None
     14 Woodside Drive
     Rumson, NJ  07760
     MICHELLE L. MCCANN*                Vice President, Manager Retirement     None
                                        Plans Marketing
     SCOTT H. NOVAK                     Vice President, Insurance Products     None
                                        Manager
     MICHAEL R. SANDERS*                Vice President, Product Manager        None
                                        Managed Money Services
     CHARLES L. VON BREITENBACH, II*    Vice President, Product Manager        None
                                        Managed Money Services
     ROBERT T. HAUSLER*                 Vice President, Global Mutual Funds,   None
                                        Product Management
     MARSHA E. JACOBY*                  Vice President, Offshore Funds         None
     WILLIAM W. JOHNSON*                Vice President, Order Desk             None
     TRACY A. SALOMON*                  Vice President, Retirement             None
                                        Marketing Manager
     HELEN SIMON*                       Vice President, Sales                  None
                                        Administration Manager
     J. BRERETON YOUNG*                 Vice President, Mutual Funds           None
                                        Product Manager
     PETER J. CAMPAGNA                  Vice President, Regional Retirement    None
     1130 Green Meadow Court            Plans Manager
     Acworth, GA  30102

--------------------------------------

                       Seligman Financial Services, Inc.
                       ---------------------------------
                              As of March 31, 1998
                              --------------------

          (1)                               (2)                                   (3)
    Name and Principal               Positions and Offices                 Positions and Offices
     Business Address                with Underwriter                      with Registrant
     ----------------                ----------------                      ---------------
     MASON S. FLINN                  Vice President, Regional Retirement   None
     159 Varennes                    Plans Manager
     San Francisco, CA  94133
     CHARLES E. WENZEL               Vice President, Regional Retirement   None
     703 Greenwood Road              Plans Manager
     Wilmington, DE  19807
     JAMES R. BESHER                 Regional Vice President               None
     14000 Margaux Lane
     Town & Country, MO  63017
     RICHARD B. CALLAGHAN            Regional Vice President               None
     7821 Dakota Lane
     Orland Park, IL  60462
     BRADFORD C. DAVIS               Regional Vice President               None
     241 110th Avenue SE
     Bellevue, WA  98004
     CHRISTOPHER J. DERRY            Regional Vice President               None
     2380 Mt. Lebanon Church Road
     Alvaton, KY  42122
     KENNETH DOUGHERTY               Regional Vice President               None
     8640 Finlarig Drive
     Dublin, OH  43017
     ANDREW DRALUCK                  Regional Vice President               None
     4032 E. Williams Drive
     Phoenix, AZ  85024
     EDWARD S. FINOCCHIARO           Regional Vice President               None
     120 Screenhouse Lane
     Duxbury, MA  02332
     MICHAEL C. FORGEA               Regional Vice President               None
     32 W. Anapamu Street # 186
     Santa Barbara, CA  93101
     DAVID L. GARDNER                Regional Vice President               None
     2403 Cayenne Drive
     McKinney, TX  75070
     CARLA A. GOEHRING               Regional Vice President               None
     11426 Long Pine Drive
     Houston, TX  77077
     T. WAYNE KNOWLES                Regional Vice President               None
     104 Morninghills Court
     Cary, NC  27511
     JUDITH L. LYON                  Regional Vice President               None
     7105 Harbour Landing
     Alpharetta, GA  30005
     DAVID L. MEYNCKE                Regional Vice President               None
     4957 Cross Pointe Drive
     Oldsmar, FL  34677
     TIMOTHY O'CONNELL               Regional Vice President               None
     11908 Acacia Glen Court
     San Diego, CA  92128
     THOMAS PARNELL                  Regional Vice President               None
     1575 Edgecomb Road
     St. Paul, MN  55116

--------------------------------------

                       Seligman Financial Services, Inc.
                       ---------------------------------
                              As of March 31, 1998
                              --------------------

          (1)                              (2)                                   (3)
    Name and Principal              Positions and Offices                  Positions and Offices
     Business Address               with Underwriter                       with Registrant
     ----------------               ----------------                       ---------------
     JULIANA PERKINS                Regional Vice President                None
     2348 Adrian Street
     Newbury Park, CA  91320
     DAVID K. PETZKE                Regional Vice President                None
     4016 Saint Lucia Street
     Boulder, CO  80301
     NICHOLAS ROBERTS               Regional Vice President                None
     200 Broad Street, Apt. 2225
     Stamford, CT  06901
     DIANE H. SNOWDEN               Regional Vice President                None
     11 Thackery Lane
     Cherry Hill, NJ  08003
     STEVE WILSON                   Regional Vice President                None
     83 Kaydeross Park
     Saratoga Springs, NY  12866
     KELLI A. WIRTH-DUMSER          Regional Vice President                None
     7121 Jardiniere Court
     Charlotte, NC  28226
     FRANK J. NASTA*                Secretary                              Secretary
     AURELIA LACSAMANA*             Treasurer                              None
     JEFFREY S. DEAN*               Assistant Vice President, Marketing    None
     SANDRA FLORIS*                 Assistant Vice President, Order Desk   None
     KEITH LANDRY*                  Assistant Vice President, Order Desk   None
     GAIL S. CUSHING*               Assistant Vice President,              None
                                    National Accounts Manager
     JOSEPH M. MCGILL*              Assistant Vice President,              None
                                    Compliance Officer
     JACK TALVY*                    Assistant Vice President, Internal     None
                                    Marketing Services Manager
     JOYCE PERESS*                  Assistant Secretary                    None

   * The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

   (c) Not applicable.


Item 30.    Location of Accounts and Records
----------  --------------------------------


            The accounts, books and documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J.& W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations:

                (1) Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas
                    City, Missouri 64105 is custodian of the Registrant's cash and securities. It also is agent to perform certain accounting and recordkeeping functions relating to portfolio transactions and to calculate the net asset value of the Registrant.

                (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as
                    shareholder servicing agent, maintains shareholder records for the Registrant.

--------------------------------------

Item 31.    Management Services
--------    -------------------

            Seligman Data Corp. ("SDC") the Registrant's shareholder servicing agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC. For the year ended December 31, 1997, the approximate services was: cost of these


              Large-Cap
               Value Fund                         1997
                                               -------

               Class A                         $ 7,700
               Class B                           4,800
               Class D                           3,400

              Small-Cap
               Value Fund

               Class A                         $27,500
               Class B                          21,500
               Class D                          12,700

Item 32.    Undertakings
--------    ------------

            The Registrant undertakes:

            1. to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

            2. to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of April, 1998.


                                      SELIGMAN VALUE FUND SERIES, INC.


                                      By:  /s/William C. Morris
                                           -----------------------------------
                                                  William C. Morris, Chairman


  Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940 this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30, 1998.

  Signature                              Title
  ---------                              -----



/s/ William C. Morris                    Chairman of the Board
---------------------
William C. Morris*                       (Principal executive officer)
                                         and Director


/s/ Brian T. Zino                        Director and President
-----------------
Brian T. Zino


/s/Thomas G. Rose                        Treasurer
-----------------
Thomas G. Rose



John R. Galvin, Director       )
Alice S. Ilchman, Director     )
Frank A. McPherson, Director   )
John E. Merow, Director        )
Betsy S. Michel, Director      )     /s/Brian T. Zino
                                    -----------------
James C. Pitney, Director      )    *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director     )
Richard R. Schmaltz, Director  )
Robert L. Shafer, Director     )
James N. Whitson, Director     )

                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 18th day of March, 1998.

                                      SELIGMAN VALUE FUND SERIES, INC.


                                      By:  /s/William C. Morris
                                           --------------------------------
                                           William C. Morris, Chairman


  Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940 this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities indicated on March 18, 1998.

  Signature                              Title
  ---------                              -----



/s/ William C. Morris                  Chairman of the Board
---------------------
William C. Morris*                     (Principal executive officer)
                                       and Director


/s/ Brian T. Zino                      Director and President
-----------------
Brian T. Zino


/s/Thomas G. Rose                      Treasurer
-----------------
Thomas G. Rose



John R. Galvin, Director        )
Alice S. Ilchman, Director      )
Frank A. McPherson, Director    )
John E. Merow, Director         )
Betsy S. Michel, Director       )   /s/Brian T. Zino
                                    ------------------------------------
James C. Pitney, Director       )   *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director      )
Richard R. Schmaltz, Director   )
Robert L. Shafer, Director      )
James N. Whitson, Director      )

                        SELIGMAN VALUE FUND SERIES, INC.
                     Post-Effective Amendment No. 4 to the
                      Registration Statement on Form N-1A



                                 EXHIBIT INDEX




ITEM NO.     DESCRIPTION
--------     -----------

24(b)(7)(a)  Deferred Compensation Plan for Directors

24(b)(11)    Consent of Independent Auditors

24(b)(17)    Financial Data Schedules